SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               July 16, 2001
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                      Bank of America National Association
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                   U.S.A.               333-4152              86-0645265
       ----------------------------------------------------------------------
       (State or other jurisdiction   (Commission           (I.R.S. Employer
        of incorporation)             File Number)      Identification Number)


       1825 East Buckeye Road
       Phoenix, Arizona                                           85034
       ----------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)



                                  (704) 388-3689
      --------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
      --------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4. Not Applicable.

Item 5.    Not Applicable.

Item 6.    Not Applicable.

Item 7.    Exhibits.

           The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, 20.5, 20.06, 20.07, 20.08 20.09, 20.10, 20.11
           and 20.12.

           Exhibit 20.1 SERIES 1996-A - Monthly Certificateholders' Statement, dated as of June 30, 2001

           Exhibit 20.2 SERIES 1996-A - Schedule to Monthly Servicers' Certificate, dated as of June 30, 2001

           Exhibit 20.3 SERIES 1996-A - Monthly Servicer's Certificate, dated as of June 30, 2001

           Exhibit 20.4 SERIES 1997-A - Monthly Certificateholders' Statement, dated as of June 30, 2001

           Exhibit 20.5 SERIES 1997-A - Schedule to Monthly Servicer's Certificate, dated as of June 30, 2001

           Exhibit 20.6 SERIES 1997-A - Monthly Servicer's Certificate, dated as of June 30, 2001

           Exhibit 20.7 SERIES 1998-A - Monthly Certificateholders' Statement, dated as of June 30, 2001

           Exhibit 20.8 SERIES 1998-A - Schedule to Monthly Servicer's Certificate, dated as of June 30, 2001

           Exhibit 20.9 SERIES 1998-A - Monthly Servicer's Certificate, dated as of June 30, 2001

           Exhibit 20.10 SERIES 1998-B - Monthly Certificateholders' Statement, dated as of June 30, 2001

           Exhibit 20.11 SERIES 1998-B - Schedule to Monthly Servicer's Certificate, dated as of June 30, 2001

           Exhibit 20.12 SERIES 1998-B - Monthly Servicer's Certificate, dated as of June 30, 2001

           Exhibit 20.13 SERIES 1999-A - Monthly Certificateholders' Statement, dated as of June 30, 2001

           Exhibit 20.14 SERIES 1999-A - Schedule to Monthly Servicer's Certificate, dated as of June 30, 2001

           Exhibit 20.15 SERIES 1999-A - Monthly Servicer's Certificate, dated as of June 30, 2001

           Exhibit 20.16 SERIES 1999-B - Monthly Certificateholders' Statement, dated as of June 30, 2001

           Exhibit 20.17 SERIES 1999-B - Schedule to Monthly Servicer's Certificate, dated as of June 30, 2001

           Exhibit 20.18 SERIES 1999-B - Monthly Servicer's Certificate, dated as of June 30, 2001

           Exhibit 20.19 SERIES 1999-C - Monthly Certificateholders' Statement, dated as of June 30, 2001

           Exhibit 20.20 SERIES 1999-C - Schedule to Monthly Servicer's Certificate, dated as of June 30, 2001

           Exhibit 20.21 SERIES 1999-C - Monthly Servicer's Certificate, dated as of June 30, 2001

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      BANK OF AMERICA NATIONAL ASSOCIATION

                      Transferor and Servicer



                      By /s/ VICTORIA J. JAHANBANI
                         ------------------------------
                         Name:   Victoria J. Jahanbani
                         Title:  Vice President

Date:  July 16, 2001

                               INDEX TO EXHIBITS

Exhibit
Number     Exhibit Description
--------   -------------------

 20.1 SERIES 1996-A - Monthly Certificateholders' Statement, dated as of June 30, 2001

 20.2 SERIES 1996-A - Schedule to Monthly Servicers' Certificate, dated as of June 30, 2001

 20.3      SERIES 1996-A - Monthly Servicer's Certificate, dated as of
           June 30, 2001

 20.4 SERIES 1997-A - Monthly Certificateholders' Statement, dated as of June 30, 2001

 20.5 SERIES 1997-A - Schedule to Monthly Servicer's Certificate, dated as of June 30, 2001

 20.6      SERIES 1997-A - Monthly Servicer's Certificate, dated as of
           June 30, 2001

 20.7 SERIES 1998-A - Monthly Certificateholders' Statement, dated as of June 30, 2001

 20.8 SERIES 1998-A - Schedule to Monthly Servicer's Certificate, dated as of June 30, 2001

 20.9      SERIES 1998-A - Monthly Servicer's Certificate, dated as of
           June 30, 2001

 20.10 SERIES 1998-B - Monthly Certificateholders' Statement, dated as of June 30, 2001

 20.11 SERIES 1998-B - Schedule to Monthly Servicer's Certificate, dated as of June 30, 2001

 20.12     SERIES 1998-B - Monthly Servicer's Certificate, dated as of
           June 30, 2001

 20.13 SERIES 1999-A - Monthly Certificateholders' Statement, dated as of June 30, 2001

 20.14 SERIES 1999-A - Schedule to Monthly Servicer's Certificate, dated as of June 30, 2001

 20.15     SERIES 1999-A - Monthly Servicer's Certificate, dated as of
           June 30, 2001

 20.16 SERIES 1999-B - Monthly Certificateholders' Statement, dated as of June 30, 2001

 20.17 SERIES 1999-B - Schedule to Monthly Servicer's Certificate, dated as of June 30, 2001

 20.18     SERIES 1999-B - Monthly Servicer's Certificate, dated as of
           June 30, 2001

 20.19 SERIES 1999-C - Monthly Certificateholders' Statement, dated as of June 30, 2001

 20.20 SERIES 1999-C - Schedule to Monthly Servicer's Certificate, dated as of June 30, 2001

 20.21     SERIES 1999-C - Monthly Servicer's Certificate, dated as of
           June 30, 2001




              MONTHLY SERIES 1996-A CERTIFICATEHOLDERS' STATEMENT
              ---------------------------------------------------

                                 Series 1996-A

                      BANK OF AMERICA NATIONAL ASSOCIATION
--------------------------------------------------------------------------------

                          BA MASTER CREDIT CARD TRUST
--------------------------------------------------------------------------------

         The information which is required to be prepared with respect to the Distribution Date of July 16, 2001, and with respect to the performance of
                     -----------------
the Trust during the related Monthly Period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A.  Information Regarding the Current Monthly Distribution (Stated on the
         ---------------------------------------------------------------------
         Basis of $1,000 Original Certificate Principal Amount)
         ------------------------------------------------------

         1.  The amount of the current monthly distribution
             in respect of Class A Monthly Principal...........$      1000.00000
                                                                ----------------

         2.  The amount of the current monthly distribution
             in respect of Class B Monthly Principal...........$         0.00000
                                                                ----------------

         3.  The amount of the current monthly distribution
             in respect of Collateral Monthly Principal........$         0.00000
                                                                ----------------

         4.  The amount of the current monthly distribution
             in respect of Class A Monthly Interest............$         3.53917
                                                                ----------------

         5.  The amount of the current monthly distribution
             in respect of Class A Deficiency Amounts..........$         0.00000
                                                                ----------------

         6.  The amount of the current monthly distribution
             in respect of Class A Additional Interest.........$         0.00000
                                                                ----------------

         7.  The amount of the current monthly distribution
             in respect of Class B Monthly Interest............$         3.67694
                                                                ----------------

         8.  The amount of the current monthly distribution
             in respect of Class B Deficiency Amounts..........$         0.00000
                                                                ----------------

         9.  The amount of the current monthly distribution
             in respect of Class B Additional Interest.........$         0.00000
                                                                ----------------

        10.  The amount of the current monthly distribution
             in respect of Collateral Monthly Interest.........$         3.77167
                                                                ----------------

        11.  The amount of the current monthly distribution
             in respect of any accrued and unpaid Collateral
             Monthly Interest..................................$         0.00000
                                                                ----------------

     B.  Information Regarding the Performance of the Trust
         --------------------------------------------------

         1.  Collection of Principal Receivables
             -----------------------------------

             (a) The aggregate amount of Collections of
                 Principal  Receivables  processed during
                 the related Monthly Period which were
                 allocated in respect of the Class A
                 Certificates................................$   56,807,841.80
                                                             -----------------

             (b) The aggregate amount of Collections of
                 Principal  Receivables  processed during
                 the related  Monthly Period which were
                 allocated in respect of the Class B
                 Certificates.................................$    4,318,724.81
                                                              -----------------

             (c) The aggregate amount of Collections of
                 Principal Receivables processed during
                 the related Monthly Period which were
                 allocated in respect of the Collateral
                 Interest......................................$    5,315,353.62
                                                               -----------------

         2.  Principal Receivables in the Trust
             ----------------------------------

             (a) The aggregate amount of Principal
                 Receivables in the Trust as of the end
                 of the day on the last day of the
                 related Monthly Period........................$8,575,047,630.20
                                                               -----------------

             (b) The amount of Principal Receivables in
                 the Trust represented by the Investor
                 Interest of Series 1996-A as of the end
                 of the day on the last day of the related
                 Monthly Period................................$  500,000,000.00
                                                               -----------------

             (c) The amount of Principal Receivables in
                 the Trust represented by the Series
                 1996-A Adjusted Investor Interest as of
                 the end of day on the last day of the
                 related Monthly Period.......... .............$  500,000,000.00
                                                               -----------------

             (d) The amount of Principal Receivables in
                 the Trust represented by the Class A
                 Investor Interest as of the end of the
                 day on the last day of the related
                 Monthly Period................................$  427,500,000.00
                                                               -----------------

             (e) The amount of Principal Receivables in
                 the Trust represented by the Class A
                 Adjusted Investor Interest as of the end
                 of day on the last day of the related
                 Monthly Period................................$  427,500,000.00
                                                               -----------------

             (f) The amount of Principal Receivables in
                 the Trust represented by the Class B
                 Investor Interest as of the end of the
                 day on the last day of the related
                 Monthly Period................................$   32,500,000.00
                                                               -----------------

             (g) The amount of Principal Receivables in
                 the Trust represented by the Collateral
                 Interest as of the end of the day on the
                 last day of the related Monthly Period........$   40,000,000.00
                                                               -----------------

             (h) The Floating Investor Percentage with
                 respect to the related Monthly Period.........          5.7815%
                                                                ----------------

             (i) The Class A Floating Allocation with
                 respect to the related Monthly Period.........           85.50%
                                                                ----------------

             (j) The Class B Floating Allocation with
                 respect to the related Monthly Period.........            6.50%
                                                                ----------------

             (k) The Collateral Floating Allocation with
                 respect to the related Monthly Period.........            8.00%
                                                                ----------------

             (l) The Fixed Investor Percentage with
                 respect to the related Monthly Period.........          5.7815%
                                                                ----------------

             (m) The Class A Fixed Allocation with respect
                 to the related Monthly Period.................           85.50%
                                                                ----------------

             (n) The Class B Fixed Allocation with respect
                 to the related Monthly Period.................            6.50%
                                                                ----------------

             (o) The Collateral Fixed Allocation with
                 respect to the related Monthly Period.........            8.00%
                                                                ----------------

         3.  Delinquent Balances
             -------------------

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                             Aggregate             Percentage of
                                              Account                  Total
                                              Balance               Receivables
                                             ---------             -------------

             (a)  31 - 60 days            $132,617,147.86           1.5165%
             (b)  61 - 90 days            $ 94,043,929.71           1.0754%
             (c)  91 - or more days       $178,016,004.20           2.0356%
             Total....................... $404,677,081.77           4.6275%

         4.  Investor Default Amount
             -----------------------

             (a) The Aggregate Investor Default Amount
                 for the related Monthly Period................$    3,088,634.91
                                                               -----------------

             (b) The Class A Investor Default Amount
                 for the related Monthly Period................$    2,640,782.85
                                                               -----------------

             (c) The Class B Investor Default Amount
                 for the related Monthly Period................$      200,761.27
                                                               -----------------

             (d) The Collateral Default Amount for
                 the related Monthly Period....................$      247,090.79
                                                               -----------------

         5.  Investor Charge Offs
             --------------------

             (a) The aggregate amount of Class A
                 Investor Charge Offs for the related
                 Monthly Period................................$            0.00
                                                                ----------------

             (b) The aggregate amount of Class A
                 Investor Charge Offs set forth in
                 5(a) above per $1,000 of original
                 certificate principal amount..................$            0.00
                                                                ----------------

             (c) The aggregate amount of Class B
                 Investor Charge Offs for the related
                 Monthly Period................................$            0.00
                                                                ----------------

             (d) The aggregate amount of Class B
                 Investor Charge Offset forth in 5(c)
                 above per $1,000 of original
                 certificate principal amount..................$            0.00
                                                                ----------------

             (e) The aggregate amount of Collateral
                 Charge Offs for the related Monthly
                 Period........................................$            0.00
                                                                ----------------

             (f) The aggregate amount of Collateral
                 Charge Offs set forth in 5(e)  above
                 per  $1,000 of original certificate
                 principal amount..............................$            0.00
                                                                ----------------

             (g) The aggregate amount of Class A
                 Investor Charge Offs reimbursed on
                 the Transfer Date immediately preceding
                 this Distribution Date .......................$            0.00
                                                               -----------------

             (h) The aggregate amount of Class A
                 Investor Charge  Offs  set  forth
                 in 5(g)  above  per $1,000 original
                 certificate principal amount
                 reimbursed on the Transfer Date
                 immediately preceding this Distribution
                 Date..........................................$            0.00
                                                                ----------------

             (i) The aggregate amount of Class B
                 Investor Charge Offs  reimbursed
                 on the Transfer Date immediately
                 preceding this Distribution Date .............$            0.00
                                                               -----------------

             (j) The aggregate amount of Class B
                 Investor Charge Offs set forth
                 in 5(i)  above  per $1,000 original
                 certificate principal amount reimbursed
                 on the Transfer Date  immediately
                 preceding this Distribution Date..............$            0.00
                                                                ----------------

             (k) The aggregate amount of Collateral
                 Charge Offs reimbursed on the Transfer
                 Date immediately preceding this
                 Distribution Date.............................$            0.00
                                                                ----------------

             (l) The aggregate amount of Collateral
                 Charge Offs set forth in 5(k) above
                 per $1,000 original certificate
                 principal amount reimbursed on the
                 Transfer Date immediately preceding
                 Distribution Date.............................$            0.00
                                                                ----------------

         6.  Investor Servicing Fee
             ----------------------

             (a) The amount of the Class A Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly
                 Period.......................................$       356,250.00
                                                               -----------------

             (b) The amount of the Class B Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly
                 Period.......................................$        27,083.33
                                                               -----------------

             (c) The amount of the Collateral Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly Period.. ....$       33,333.34
                                                               -----------------

             (d) The amount of Servicer Interchange
                 payable by the Trust to the Servicer
                 for the related Monthly Period................$      416,666.67
                                                               -----------------

         7.  Reallocations
             -------------

             (a) The amount of Reallocated Collateral
                 Principal Collections with respect
                 to this Distribution Date....................$            0.00
                                                               ----------------

             (b) The amount of Reallocated Class B
                 Principal Collections with respect
                 to this Distribution Date....................$            0.00
                                                               ----------------

             (c) The Collateral Interest as of the
                 close of business on this Distribution
                 Date....................................... ...$ 40,000,000.00
                                                               ----------------

             (d) The Class B Investor Interest as
                 of the close of business on this
                 Distribution Date.............................$  32,500,000.00
                                                               ----------------

         8.  Collection of Finance Charge Receivables
             ----------------------------------------

             (a) The aggregate amount of Collections
                 of Finance Charge Receivables
                 processed during the related Monthly
                 Period  which  were allocated in
                 respect of the Class A Certificates...........$   5,978,622.09
                                                               ----------------

             (b) The aggregate amount of Collections
                 of Finance Charge Receivables
                 processed during the related Monthly
                 Period which were allocated in respect
                 of the Class B Certificates...................$     454,515.12
                                                               ----------------

             (c) The aggregate  amount of Collections of
                 Finance Charge Receivables  processed
                 during the related Monthly Period which
                 were allocated in respect of the
                 Collateral Interest...........................$     559,403.24
                                                               ----------------

         9.  Principal Funding Account
             -------------------------

             (a) The principal amount on deposit in the
                 Principal Funding Account on the
                 related Transfer Date.........................$  427,500,000.00
                                                                ----------------

             (b) The Accumulation Shortfall with respect
                 to the related Monthly Period.................$            0.00
                                                                ----------------

             (c) The Principal Funding Investment
                 Proceeds deposited in the Finance
                 Charge Account on the related
                 Transfer Date.................................$      394,889.45
                                                                ----------------

             (d) The Principal Funding Investment
                 Shortfall.....................................$            0.00
                                                                ----------------

             (e) The amount of all or  the portion of
                 the Reserve Draw Amount deposited in
                 the Finance Charge Account on the
                 related Transfer Date from the Reserve
                 Account.......................................$            0.00
                                                                ----------------

        10.  Reserve Draw Amount...............................$    2,137,500.00
             -------------------                                ----------------

        11.  Available Funds
             ---------------

             (a) The amount of Class A Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$   6,373,511.54
                                                               ----------------

             (b) The amount of Class B Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$     454,515.12
                                                               ----------------

             (c) The amount of Collateral Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$     559,403.24
                                                               ----------------

        12.  Portfolio Yield
             ---------------

             (a) The Portfolio Yield (Net) for the
                 related Monthly Period........................        11.3171%
                                                               ----------------

             (b) The Portfolio Adjusted Yield for
                 the related Monthly Period....................         4.5370%
                                                               ----------------

     C.  Floating Rate Determinations
         ----------------------------

         1.  LIBOR for the Interest Period ending on
             this Distribution Date.............................       3.98000%
                                                               ----------------

         2.  Class A Certificate Rate...........................       4.11000%
                                                               ----------------

             Class B Certificate Rate...........................       4.27000%
                                                               ----------------


                                BANK OF AMERICA NATIONAL ASSOCIATION

                                Transferor and Servicer



                                By: \s\ VICTORIA J. JAHANBANI
                                    ------------------------------------
                                    Name:  Victoria J. Jahanbani
                                    Title: Vice President


                   SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                      MONTHLY PERIOD ENDING JUNE 30, 2001
                                            ----------------
                      BANK OF AMERICA NATIONAL ASSOCIATION
                    BA MASTER CREDIT CARD TRUST SERIES 1996-A


      1.  The aggregate amount of the Investor Percentage
          of Collections of Principal Receivables................$ 66,441,920.23
                                                                 ---------------

      2.  The aggregate amount of the Investor Percentage
          of Collections of Finance Charge Receivables
          (excluding Interchange)................................$  6,991,013.25
                                                                 ---------------

      3.  The aggregate amount of the Investor Percentage
          of Interchange.......................................$     418,193.87
                                                                 --------------

      4.  The aggregate amount of Servicer Interchange...........$   416,666.67
                                                                 --------------

      5.  The aggregate amount of funds on deposit in
          Finance Charge Account allocable to the Series
          1996-A Certificates................................... $ 6,992,540.45
                                                                 --------------

      6.  The aggregate amount of funds on deposit in
          the Principal Account allocable to the Series
          1996-A  Certificates...................................$ 66,441,920.23
                                                                 ---------------

      7.  The aggregate amount of funds on deposit in
          the Principal Funding Account allocable to
          the Series 1996-A Certificates.........................$213,750,000.00
                                                                 --------------

      8.  The aggregate amount to be withdrawn from the
          Finance Charge Account and paid in accordance
          with the Loan Agreement pursuant to Section 4.11.......$          0.00
                                                                  --------------

      9.  The excess, if any, of the Required Collateral
          Interest over the Collateral Interest..................$          0.00
                                                                  --------------

     10.  The Collateral Interest on the Transfer Date
          of the current calendar month, after giving
          effect to the deposits and withdrawals specified
          above, is equal to.....................................$ 40,000,000.00
                                                                  --------------

     11. The amount of Monthly Interest, Deficiency
         Amounts and Additional Interest payable to the
         (i)  Class A Certificateholders.........................$  1,512,993.75
                                                                  --------------

         (ii) Class B Certificateholders.........................$    119,500.69
                                                                  --------------

         (iii)Collateral Interest Holder.........................$    150,866.67
                                                                  --------------

     12. The amount of principal payable to the
         (i)  Class A Certificateholders.........................$427,500,000.00
                                                                  --------------

         (ii) Class B Certificateholders.........................$          0.00
                                                                  --------------

         (iii)Collateral Interest Holder.........................$          0.00
                                                                  --------------

     13. The sum of all amounts payable to the
         (i)  Class A Certificateholders.........................$429,012,993.75
                                                                  --------------

         (ii) Class B Certificateholders ........................$    119,500.69
                                                                  --------------

         (iii)Collateral Interest Holder.........................$    150,866.67
                                                                  --------------

     14. To the knowledge of the undersigned, no Series
         1996-A Pay Out Event or Trust Pay Out Event has occurred except as described below:

                                    None



                   IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of July, 2001.
                                              --------------------------

                                 BANK OF AMERICA NATIONAL ASSOCIATION

                                 Transferor and Servicer


                                 By:  /s/ VICTORIA J. JAHANBANI
                                      --------------------------------------
                                      Name:  Victoria J. Jahanbani
                                      Title: Vice President


                         MONTHLY SERVICER'S CERTIFICATE
                         ------------------------------
                      (This represents Series 1996-A only)

                      Monthly Period Ending JUNE 30, 2001
                                            ----------------
                      Bank of America National Association
                      ------------------------------------

                           BA MASTER CREDIT CARD TRUST
                           ---------------------------


                  1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.04 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement.

                  2. Bank of America National  Association is Servicer under the
                     Pooling and Servicing Agreement.

                  3. The undersigned is a Servicing Officer.

                  4. The date of this Certificate is a Determination  Date under the Pooling and Servicing Agreement.

                  5. The aggregate amount of Collections
processed during the preceding Monthly Period was equal to
(excluding Annual Membership Fees and Interchange)............$ 1,267,230,490.32
                                                             -------------------

                  6. The Aggregate Investor Percentage of
Receivables processed by the Servicer during the preceding
Monthly Period was equal to......................................$ 72,393,270.31
                                                                  --------------

                  7. The Aggregate Investor Percentage of
Collections of Finance Charge Receivables processed by the
Servicer during the preceding Monthly Period was equal to
(excluding Annual Membership Fees and Interchange)...............$  6,860,664.10
                                                                 ---------------

                  8. The aggregate amount of Receivables
processed by the Servicer as of the end of the last day
of the preceding Monthly Period................................$1,252,153,771.68
                                                                 ---------------

                  9. Of the  balance on deposit in the
Finance  Charge  Account, the amount  attributable  to
the Aggregate  Investor  Percentage of  Collections
processed by the Servicer during the preceding Monthly
Period ..........................................................$  7,804,096.57
                                                                 ---------------

                  10. Of the balance on deposit in the
Principal  Account,  the amount   attributable  to  the
Aggregate  Investor  Percentage  of  Collections
processed by the Servicer during the preceding Monthly
Period...........................................................$ 66,441,920.23
                                                                 ---------------

                  11. The aggregate amount, if any, of
withdrawals, drawings or payments under any Credit
Enhancement, if any, required to be made with respect to
any Series outstanding for the preceding Monthly Period..........$          0.00
                                                                  --------------

                  12. The Aggregate Investor Percentage
of  Collections  of Principal  Receivables  processed
by the  Servicer  during the related  Monthly Period is
equal to.........................................................$ 66,441,920.23
                                                                 ---------------

                  13. The amount equal to the Aggregate
Investor Percentage of Annual Membership Fees deposited
to the Finance Charge Account or any Series Account on
or before the Transfer Date during the current month is
equal to.........................................................$   130,349.15
                                                                 --------------

                  14. The aggregate amount of Interchange
to be deposited in the Finance Charge Account on the
Transfer Date of the current month is equal to.................$     418,193.87
                                                                 --------------

                  15. The aggregate amount of all sums
payable to the Investor Certificateholder of each Series
on the succeeding Distribution Date with respect to
Certificate Principal............................................$427,500,000.00
                                                                  --------------

                  16. The aggregate amount of all sums
payable to the Investor Certificateholder of each
Series on the succeeding Distribution Date with respect
to Certificate Interest..........................................$  1,783,361.11
                                                                  --------------

                  17. The aggregate amount of Default
Amounts processed by the Servicer as of the end of the
last day of the preceding Monthly Period.........................$ 53,422,726.09
                                                                  --------------

                  18. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:

                                      None



                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 11th day of July, 2001.
                                --------------------------

                                     BANK OF AMERICA NATIONAL ASSOCIATION

                                     Transferor and Servicer

                                     By:  /s/ VICTORIA J. JAHANBANI
                                          -----------------------------
                                          Name:  Victoria J. Jahanbani
                                          Title: Vice President


              MONTHLY SERIES 1997-A CERTIFICATEHOLDERS' STATEMENT
              ---------------------------------------------------

                                 Series 1997-A

                      BANK OF AMERICA NATIONAL ASSOCIATION
--------------------------------------------------------------------------------

                          BA MASTER CREDIT CARD TRUST
--------------------------------------------------------------------------------

         The information which is required to be prepared with respect to the Distribution Date of July 16, 2001, and with respect to the performance of
                     -----------------
the Trust during the related Monthly Period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A.  Information Regarding the Current Monthly Distribution (Stated on the
         ---------------------------------------------------------------------
         Basis of $1,000 Original Certificate Principal Amount)
         ------------------------------------------------------

         1.  The amount of the current monthly distribution
             in respect of Class A Monthly Principal...........$         0.00000
                                                                ----------------

         2.  The amount of the current monthly distribution
             in respect of Class B Monthly Principal...........$         0.00000
                                                                ----------------

         3.  The amount of the current monthly distribution
             in respect of Collateral Monthly Principal........$         0.00000
                                                                ----------------

         4.  The amount of the current monthly distribution
             in respect of Class A Monthly Interest............$         3.52194
                                                                ----------------

         5.  The amount of the current monthly distribution
             in respect of Class A Deficiency Amounts..........$         0.00000
                                                                ----------------

         6.  The amount of the current monthly distribution
             in respect of Class A Additional Interest.........$         0.00000
                                                                ----------------

         7.  The amount of the current monthly distribution
             in respect of Class B Monthly Interest............$         3.67694
                                                                ----------------

         8.  The amount of the current monthly distribution
             in respect of Class B Deficiency Amounts..........$         0.00000
                                                                ----------------

         9.  The amount of the current monthly distribution
             in respect of Class B Additional Interest.........$         0.00000
                                                                ----------------

        10.  The amount of the current monthly distribution
             in respect of Collateral Monthly Interest.........$         3.81472
                                                                ----------------

        11.  The amount of the current monthly distribution
             in respect of any accrued and unpaid Collateral
             Monthly Interest..................................$         0.00000
                                                                ----------------

     B.  Information Regarding the Performance of the Trust

         1.  Collection of Principal Receivables

             (a) The aggregate amount of Collections of
                 Principal  Receivables  processed during
                 the related Monthly Period which were
                 allocated in respect of the Class A
                 Certificates..................................$  86,207,894.46
                                                               ----------------

             (b) The aggregate amount of Collections of
                 Principal  Receivables  processed during
                 the related  Monthly Period which were
                 allocated in respect of the Class B
                 Certificates..................................$   5,481,426.82
                                                               ----------------

             (c) The aggregate amount of Collections of
                 Principal Receivables processed during
                 the related Monthly Period which were
                 allocated in respect of the Collateral
                 Interest......................................$    7,972,984.45
                                                                  --------------

         2.  Principal Receivables in the Trust

             (a) The aggregate amount of Principal
                 Receivables in the Trust as of the end
                 of the day on the last day of the
                 related Monthly Period........................$8,575,047,630.20
                                                                ----------------

             (b) The amount of Principal Receivables in
                 the Trust represented by the Investor
                 Interest of Series 1997-A as of the end
                 of the day on the last day of the related
                 Monthly Period................................$ 750,000,000.00
                                                               ----------------

             (c) The amount of Principal Receivables in
                 the Trust represented by the Series
                 1997-A Adjusted Investor Interest as of
                 the end of day on the last day of the
                 related Monthly Period.......... .............$ 750,000,000.00
                                                               ----------------

             (d) The amount of Principal Receivables in
                 the Trust represented by the Class A
                 Investor Interest as of the end of the
                 day on the last day of the related
                 Monthly Period................................$  648,750,000.00
                                                                ----------------

             (e) The amount of Principal Receivables in
                 the Trust represented by the Class A
                 Adjusted Investor Interest as of the end
                 of day on the last day of the related
                 Monthly Period................................$  648,750,000.00
                                                                ----------------

             (f) The amount of Principal Receivables in
                 the Trust represented by the Class B
                 Investor Interest as of the end of the
                 day on the last day of the related
                 Monthly Period................................$   41,250,000.00
                                                                ----------------

             (g) The amount of Principal Receivables in
                 the Trust represented by the Collateral
                 Interest as of the end of the day on the
                 last day of the related Monthly Period........$   60,000,000.00
                                                                ----------------

             (h) The Floating Investor Percentage with
                 respect to the related Monthly Period.........         8.6722%
                                                               ----------------

             (i) The Class A Floating Allocation with
                 respect to the related Monthly Period.........           86.50%
                                                                ----------------

             (j) The Class B Floating Allocation with
                 respect to the related Monthly Period.........            5.50%
                                                                ----------------

             (k) The Collateral Floating Allocation with
                 respect to the related Monthly Period.........            8.00%
                                                                ----------------

             (l) The Fixed Investor Percentage with
                 respect to the related Monthly Period.........              N/A
                                                                ----------------

             (m) The Class A Fixed Allocation with respect
                 to the related Monthly Period.................              N/A
                                                                ----------------

             (n) The Class B Fixed Allocation with respect
                 to the related Monthly Period.................              N/A
                                                                ----------------

             (o) The Collateral Fixed Allocation with
                 respect to the related Monthly Period.........              N/A
                                                                ----------------

         3.  Delinquent Balances
             -------------------

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                             Aggregate             Percentage of
                                              Account                  Total
                                              Balance               Receivables
                                             ---------             -------------

             (a)  31 - 60 days            $132,617,147.86           1.5165%
             (b)  61 - 90 days            $ 94,043,929.71           1.0754%
             (c)  91 - or more days       $178,016,004.20           2.0356%
             Total....................... $404,677,081.77           4.6275%


         4.  Investor Default Amount
             -----------------------

             (a) The Aggregate Investor Default Amount
                 for the related Monthly Period................$    4,632,925.65
                                                                ----------------

             (b) The Class A Investor Default Amount
                 for the related Monthly Period................$    4,007,480.69
                                                                ----------------

             (c) The Class B Investor Default Amount
                 for the related Monthly Period................$      254,810.91
                                                                ----------------

             (d) The Collateral Default Amount for
                 the related Monthly Period....................$      370,634.05
                                                                ----------------

         5.  Investor Charge Offs
             --------------------

             (a) The aggregate amount of Class A
                 Investor Charge Offs for the related
                 Monthly Period................................$            0.00
                                                                ----------------

             (b) The aggregate amount of Class A
                 Investor Charge Offs set forth in
                 5(a) above per $1,000 of original
                 certificate principal amount..................$            0.00
                                                                ----------------

             (c) The aggregate amount of Class B
                 Investor Charge Offs for the related
                 Monthly Period................................$            0.00
                                                                ----------------

             (d) The aggregate amount of Class B
                 Investor Charge Offset forth in 5(c)
                 above per $1,000 of original
                 certificate principal amount..................$            0.00
                                                                ----------------

             (e) The aggregate amount of Collateral
                 Charge Offs for the related Monthly
                 Period........................................$            0.00
                                                                ----------------

             (f) The aggregate amount of Collateral
                 Charge Offs set forth in 5(e)  above
                 per  $1,000 of original certificate
                 principal amount..............................$            0.00
                                                                ----------------

             (g) The aggregate amount of Class A
                 Investor Charge Offs reimbursed on
                 the Transfer Date immediately preceding
                 this Distribution Date .......................$            0.00
                                                                ----------------

             (h) The aggregate amount of Class A
                 Investor Charge  Offs  set  forth
                 in 5(g)  above  per $1,000 original
                 certificate principal amount
                 reimbursed on the Transfer Date
                 immediately preceding this Distribution
                 Date..........................................$            0.00
                                                                ----------------

             (i) The aggregate amount of Class B
                 Investor Charge Offs  reimbursed
                 on the Transfer Date immediately
                 preceding this Distribution Date .............$            0.00
                                                                ----------------

             (j) The aggregate amount of Class B
                 Investor Charge Offs set forth
                 in 5(i)  above  per $1,000 original
                 certificate principal amount reimbursed
                 on the Transfer Date  immediately
                 preceding this Distribution Date..............$            0.00
                                                                ----------------

             (k) The aggregate amount of Collateral
                 Charge Offs reimbursed on the Transfer
                 Date immediately preceding this
                 Distribution Date.............................$            0.00
                                                                ----------------

             (l) The aggregate amount of Collateral
                 Charge Offs set forth in 5(k) above
                 per $1,000 original certificate
                 principal amount reimbursed on the
                 Transfer Date immediately preceding
                 Distribution Date.............................$            0.00
                                                                ----------------

         6.  Investor Servicing Fee
             ----------------------

             (a) The amount of the Class A Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly
                 Period........................................$      540,625.00
                                                                ----------------

             (b) The amount of the Class B Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly
                 Period........................................$       34,375.00
                                                                ----------------

             (c) The amount of the Collateral Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly Period.......$       50,000.00
                                                                ----------------

             (d) The amount of Servicer Interchange
                 payable by the Trust to the Servicer
                 for the related Monthly Period................$      625,000.00
                                                                ----------------

         7.  Reallocations
             -------------

             (a) The amount of Reallocated Collateral
                 Principal Collections with respect
                 to this Distribution Date.....................$            0.00
                                                                ----------------

             (b) The amount of Reallocated Class B
                 Principal Collections with respect
                 to this Distribution Date.....................$            0.00
                                                                ----------------

             (c) The Collateral Interest as of the
                 close of business on this Distribution
                 Date..........................................$   60,000,000.00
                                                                ----------------

             (d) The Class B Investor Interest as
                 of the close of business on this
                 Distribution Date.............................$   41,250,000.00
                                                                ----------------

         8.  Collection of Finance Charge Receivables
             ----------------------------------------

             (a) The aggregate amount of Collections
                 of Finance Charge Receivables
                 processed during the related Monthly
                 Period  which  were allocated in
                 respect of the Class A Certificates...........$   9,072,765.80
                                                                ----------------

             (b) The aggregate amount of Collections
                 of Finance Charge Receivables
                 processed during the related Monthly
                 Period which were allocated in respect
                 of the Class B Certificates...................$      576,881.07
                                                                ----------------

             (c) The aggregate  amount of Collections of
                 Finance Charge Receivables  processed
                 during the related Monthly Period which
                 were allocated in respect of the
                 Collateral Interest...........................$      839,099.73
                                                                ----------------

         9.  Principal Funding Account
             -------------------------

             (a) The principal amount on deposit in the
                 Principal Funding Account on the
                 related Transfer Date.........................$            0.00
                                                                ----------------

             (b) The Accumulation Shortfall with respect
                 to the related Monthly Period.................$            0.00
                                                                ----------------

             (c) The Principal Funding Investment
                 Proceeds deposited in the Finance
                 Charge Account on the related
                 Transfer Date.................................$            0.00
                                                                ----------------

             (d) The Principal Funding Investment
                 Shortfall.....................................$            0.00
                                                                ----------------

             (e) The amount of all or  the portion of
                 the Reserve Draw Amount deposited in
                 the Finance Charge Account on the
                 related Transfer Date from the Reserve
                 Account.......................................$            0.00
                                                                ----------------

        10.  Reserve Draw Amount...............................$            0.00
             -------------------                                ----------------

        11.  Available Funds
             ---------------

             (a) The amount of Class A Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$    9,072,765.80
                                                                ----------------

             (b) The amount of Class B Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$      576,881.07
                                                                ----------------

             (c) The amount of Collateral Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$      839,099.73
                                                                ----------------

        12.  Portfolio Yield
             ---------------

             (a) The Portfolio Yield (Net) for the
                 related Monthly Period........................         10.3694%
                                                                ----------------

             (b) The Portfolio Adjusted Yield for
                 the related Monthly Period....................          3.6047%
                                                                ----------------

     C.  Floating Rate Determinations
         ----------------------------

         1.  LIBOR for the Interest Period ending on
             this Distribution Date.............................        3.98000%
                                                                ----------------

         2.  Class A Certificate Rate...........................        4.09000%
                                                                ----------------

             Class B Certificate Rate...........................        4.27000%
                                                                ----------------


                                BANK OF AMERICA NATIONAL ASSOCIATION

                                Transferor and Servicer



                                By: \s\ VICTORIA J. JAHANBANI
                                    ------------------------------------
                                    Name:  Victoria J. Jahanbani
                                    Title: Vice President


                   SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                      MONTHLY PERIOD ENDING JUNE 30, 2001
                                            ----------------
                      BANK OF AMERICA NATIONAL ASSOCIATION
                    BA MASTER CREDIT CARD TRUST SERIES 1997-A


      1.  The aggregate amount of the Investor Percentage
          of Collections of Principal Receivables................$ 99,662,305.73
                                                                  --------------

      2.  The aggregate amount of the Investor Percentage
          of Collections of Finance Charge Receivables
          (excluding Interchange)................................$ 10,486,459.41
                                                                  --------------

      3.  The aggregate amount of the Investor Percentage
          of Interchange.........................................$    627,287.19
                                                                  --------------

      4.  The aggregate amount of Servicer Interchange...........$    625,000.00
                                                                  --------------

      5.  The aggregate amount of funds on deposit in
          Finance Charge Account allocable to the Series
          1997-A Certificates................................... $ 10,488,746.60
                                                                  --------------

      6.  The aggregate amount of funds on deposit in
          the Principal Account allocable to the Series
          1997-A  Certificates..................................$ 99,662,305.73
                                                                  --------------

      7.  The aggregate amount of funds on deposit in
          the Principal Funding Account allocable to
          the Series 1997-A Certificates.........................$          0.00
                                                                  --------------

      8.  The aggregate amount to be withdrawn from the
          Finance Charge Account and paid in accordance
          with the Loan Agreement pursuant to Section 4.11.......$          0.00
                                                                  --------------

      9.  The excess, if any, of the Required Collateral
          Interest over the Collateral Interest..................$          0.00
                                                                  --------------

     10.  The Collateral Interest on the Transfer Date
          of the current calendar month, after giving
          effect to the deposits and withdrawals specified
          above, is equal to....................................$ 60,000,000.00
                                                                 --------------

     11. The amount of Monthly Interest, Deficiency
         Amounts and Additional Interest payable to the

         (i)  Class A Certificateholders.........................$ 2,284,861.46
                                                                 --------------

         (ii) Class B Certificateholders.........................$   151,673.96
                                                                 --------------

         (iii)Collateral Interest Holder.........................$   228,883.33
                                                                 --------------

     12. The amount of principal payable to the
         (i)  Class A Certificateholders........................$          0.00
                                                                 --------------

         (ii) Class B Certificateholders........................$          0.00
                                                                 --------------

         (iii)Collateral Interest Holder........................$          0.00
                                                                 --------------

     13. The sum of all amounts payable to the
         (i)  Class A Certificateholders........................$  2,284,861.46
                                                                 --------------

         (ii) Class B Certificateholders .......................$    151,673.96
                                                                 --------------

         (iii)Collateral Interest Holder........................$    228,883.33
                                                                 --------------

     14. To the knowledge of the undersigned, no Series
         1997-A Pay Out Event or Trust Pay Out Event has occurred except as described below:

                                    None



                   IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of July, 2001.
                                              --------------------------

                                 BANK OF AMERICA NATIONAL ASSOCIATION

                                 Transferor and Servicer


                                 By:  /s/ VICTORIA J. JAHANBANI
                                      --------------------------------------
                                      Name:  Victoria J. Jahanbani
                                      Title: Vice President


                         MONTHLY SERVICER'S CERTIFICATE
                         ------------------------------
                      (This represents Series 1997-A only)

                      Monthly Period Ending JUNE 30, 2001
                                            ----------------
                      Bank of America National Association
                      ------------------------------------

                           BA MASTER CREDIT CARD TRUST
                           ---------------------------


                  1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.04 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement.

                  2. Bank of America National Association is Servicer under the Pooling and Servicing Agreement.

                  3. The undersigned is a Servicing Officer.

                  4. The date of this Certificate is a Determination Date under the Pooling and Servicing Agreement.

                  5. The aggregate amount of Collections
processed during the preceding Monthly Period was equal to
(excluding Annual Membership Fees and Interchange)........$   1,267,230,490.32
                                                             -----------------

                  6. The Aggregate Investor Percentage of
Receivables processed by the Servicer during the preceding
Monthly Period was equal to...................................$ 108,589,279.39
                                                                --------------

                  7. The Aggregate Investor Percentage of
Collections of Finance Charge Receivables processed by the
Servicer during the preceding Monthly Period was equal to
(excluding Annual Membership Fees and Interchange).............$ 10,290,936.82
                                                                --------------

                  8. The aggregate amount of Receivables
processed by the Servicer as of the end of the last day
of the preceding Monthly Period..............................$1,252,153,771.68
                                                                --------------

                  9. Of the  balance on deposit in the
Finance  Charge  Account, the amount  attributable  to
the Aggregate  Investor  Percentage of  Collections
processed by the Servicer during the preceding Monthly
Period ........................................................$ 11,113,746.60
                                                                --------------

                  10. Of the balance on deposit in the
Principal  Account,  the amount   attributable  to  the
Aggregate  Investor  Percentage  of  Collections
processed by the Servicer during the preceding Monthly
Period.........................................................$ 99,662,305.73
                                                                --------------

                  11. The aggregate amount, if any, of
withdrawals, drawings or payments under any Credit
Enhancement, if any, required to be made with respect to
any Series outstanding for the preceding Monthly Period........$          0.00
                                                                --------------

                  12. The Aggregate Investor Percentage
of  Collections  of Principal  Receivables  processed
by the  Servicer  during the related  Monthly Period is
equal to......................................................$  99,662,305.73
                                                                --------------

                  13. The amount equal to the Aggregate
Investor Percentage of Annual Membership Fees deposited
to the Finance Charge Account or any Series Account on
or before the Transfer Date during the current month is
equal to.......................................................$    195,522.59
                                                                --------------

                  14. The aggregate amount of Interchange
to be deposited in the Finance Charge Account on the
Transfer Date of the current month is equal to.................$    627,287.19
                                                                --------------

                  15. The aggregate amount of all sums
payable to the Investor Certificateholder of each Series
on the succeeding Distribution Date with respect to
Certificate Principal..........................................$          0.00
                                                                --------------

                 16. The aggregate amount of all sums
payable to the Investor Certificateholder of each
Series on the succeeding Distribution Date with respect
to Certificate Interest........................................$  2,665,418.75
                                                                --------------

                  17. The aggregate amount of Default
Amounts processed by the Servicer as of the end of the
last day of the preceding Monthly Period.......................$ 53,422,726.09
                                                                --------------

                  18. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:

                                      None



                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 11th day of July, 2001.
                                --------------------------

                                     BANK OF AMERICA NATIONAL ASSOCIATION

                                     Transferor and Servicer

                                     By:  /s/ VICTORIA J. JAHANBANI
                                          -----------------------------
                                          Name:  Victoria J. Jahanbani
                                          Title: Vice President


              MONTHLY SERIES 1998-A CERTIFICATEHOLDERS' STATEMENT
              ---------------------------------------------------

                                 Series 1998-A

                      BANK OF AMERICA NATIONAL ASSOCIATION
--------------------------------------------------------------------------------

                          BA MASTER CREDIT CARD TRUST
--------------------------------------------------------------------------------

         The information which is required to be prepared with respect to the Distribution Date of JULY 16, 2001, and with respect to the performance of
                     -----------------
the Trust during the related Monthly Period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A.  Information Regarding the Current Monthly Distribution (Stated on the
         ---------------------------------------------------------------------
         Basis of $1,000 Original Certificate Principal Amount)
         ------------------------------------------------------

         1.  The amount of the current monthly distribution
             in respect of Class A Monthly Principal...........$         0.00000
                                                                ----------------

         2.  The amount of the current monthly distribution
             in respect of Class B Monthly Principal...........$         0.00000
                                                                ----------------

         3.  The amount of the current monthly distribution
             in respect of Collateral Monthly Principal........$         0.00000
                                                                ----------------

         4.  The amount of the current monthly distribution
             in respect of Class A Monthly Interest............$         3.52194
                                                                ----------------

         5.  The amount of the current monthly distribution
             in respect of Class A Deficiency Amounts..........$         0.00000
                                                                ----------------

         6.  The amount of the current monthly distribution
             in respect of Class A Additional Interest.........$         0.00000
                                                                ----------------

         7.  The amount of the current monthly distribution
             in respect of Class B Monthly Interest............$         3.65972
                                                                ----------------

         8.  The amount of the current monthly distribution
             in respect of Class B Deficiency Amounts..........$         0.00000
                                                                ----------------

         9.  The amount of the current monthly distribution
             in respect of Class B Additional Interest.........$         0.00000
                                                                ----------------

        10.  The amount of the current monthly distribution
             in respect of Collateral Monthly Interest.........$        3.857789
                                                                ----------------

        11.  The amount of the current monthly distribution
             in respect of any accrued and unpaid Collateral
             Monthly Interest..................................$         0.00000
                                                                ----------------

     B.  Information Regarding the Performance of the Trust

         1.  Collection of Principal Receivables

             (a) The aggregate amount of Collections of
                 Principal  Receivables  processed during
                 the related Monthly Period which were
                 allocated in respect of the Class A
                 Certificates..................................$   86,207,894.46
                                                                ----------------

             (b) The aggregate amount of Collections of
                 Principal  Receivables  processed during
                 the related  Monthly Period which were
                 allocated in respect of the Class B
                 Certificates..................................$    5,481,426.82
                                                                ----------------

             (c) The aggregate amount of Collections of
                 Principal Receivables processed during
                 the related Monthly Period which were
                 allocated in respect of the Collateral
                 Interest......................................$    7,972,984.45
                                                                ----------------

         2.  Principal Receivables in the Trust

             (a) The aggregate amount of Principal
                 Receivables in the Trust as of the end
                 of the day on the last day of the
                 related Monthly Period........................$8,575,047,630.20
                                                                ----------------

             (b) The amount of Principal Receivables in
                 the Trust represented by the Investor
                 Interest of Series 1997-A as of the end
                 of the day on the last day of the related
                 Monthly Period................................$  750,000,000.00
                                                                ----------------

             (c) The amount of Principal Receivables in
                 the Trust represented by the Series
                 1997-A Adjusted Investor Interest as of
                 the end of day on the last day of the
                 related Monthly Period.......... .............$  750,000,000.00
                                                                ----------------

             (d) The amount of Principal Receivables in
                 the Trust represented by the Class A
                 Investor Interest as of the end of the
                 day on the last day of the related
                 Monthly Period................................$ 648,750,000.00
                                                               ----------------

             (e) The amount of Principal Receivables in
                 the Trust represented by the Class A
                 Adjusted Investor Interest as of the end
                 of day on the last day of the related
                 Monthly Period................................$  648,750,000.00
                                                                ----------------

             (f) The amount of Principal Receivables in
                 the Trust represented by the Class B
                 Investor Interest as of the end of the
                 day on the last day of the related
                 Monthly Period................................$   41,250,000.00
                                                                ----------------

             (g) The amount of Principal Receivables in
                 the Trust represented by the Collateral
                 Interest as of the end of the day on the
                 last day of the related Monthly Period........$   60,000,000.00
                                                                ----------------

             (h) The Floating Investor Percentage with
                 respect to the related Monthly Period.........         8.6722%
                                                               ----------------

             (i) The Class A Floating Allocation with
                 respect to the related Monthly Period.........           86.50%
                                                                ----------------

             (j) The Class B Floating Allocation with
                 respect to the related Monthly Period.........            5.50%
                                                                ----------------

             (k) The Collateral Floating Allocation with
                 respect to the related Monthly Period.........            8.00%
                                                                ----------------

             (l) The Fixed Investor Percentage with
                 respect to the related Monthly Period.........              N/A
                                                                ----------------

             (m) The Class A Fixed Allocation with respect
                 to the related Monthly Period.................              N/A
                                                                ----------------

             (n) The Class B Fixed Allocation with respect
                 to the related Monthly Period.................              N/A
                                                                ----------------

             (o) The Collateral Fixed Allocation with
                 respect to the related Monthly Period.........              N/A
                                                                ----------------

         3.  Delinquent Balances
             -------------------

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                             Aggregate             Percentage of
                                              Account                  Total
                                              Balance               Receivables
                                             ---------             -------------

             (a)  31 - 60 days            $132,617,147.86            1.5165%
             (b)  61 - 90 days            $ 94,043,929.71            1.0754%
             (c)  91 - or more days       $178,016,004.20            2.0356%
             Total....................... $404,677,081.77            4.6275%


         4.  Investor Default Amount
             -----------------------

             (a) The Aggregate Investor Default Amount
                 for the related Monthly Period................$    4,632,925.65
                                                                ----------------

             (b) The Class A Investor Default Amount
                 for the related Monthly Period................$    4,007,480.69
                                                                ----------------

             (c) The Class B Investor Default Amount
                 for the related Monthly Period................$      254,810.91
                                                                ----------------

             (d) The Collateral Default Amount for
                 the related Monthly Period....................$      370,634.05
                                                                ----------------

         5.  Investor Charge Offs
             --------------------

             (a) The aggregate amount of Class A
                 Investor Charge Offs for the related
                 Monthly Period................................$            0.00
                                                                ----------------

             (b) The aggregate amount of Class A
                 Investor Charge Offs set forth in
                 5(a) above per $1,000 of original
                 certificate principal amount..................$            0.00
                                                                ----------------

             (c) The aggregate amount of Class B
                 Investor Charge Offs for the related
                 Monthly Period................................$            0.00
                                                                ----------------

             (d) The aggregate amount of Class B
                 Investor Charge Offset forth in 5(c)
                 above per $1,000 of original
                 certificate principal amount..................$            0.00
                                                                ----------------

             (e) The aggregate amount of Collateral
                 Charge Offs for the related Monthly
                 Period........................................$            0.00
                                                                ----------------

             (f) The aggregate amount of Collateral
                 Charge Offs set forth in 5(e)  above
                 per  $1,000 of original certificate
                 principal amount..............................$            0.00
                                                                ----------------

             (g) The aggregate amount of Class A
                 Investor Charge Offs reimbursed on
                 the Transfer Date immediately preceding
                 this Distribution Date .......................$            0.00
                                                                ----------------

             (h) The aggregate amount of Class A
                 Investor Charge  Offs  set  forth
                 in 5(g)  above  per $1,000 original
                 certificate principal amount
                 reimbursed on the Transfer Date
                 immediately preceding this Distribution
                 Date..........................................$            0.00
                                                                ----------------

             (i) The aggregate amount of Class B
                 Investor Charge Offs  reimbursed
                 on the Transfer Date immediately
                 preceding this Distribution Date .............$            0.00
                                                                ----------------

             (j) The aggregate amount of Class B
                 Investor Charge Offs set forth
                 in 5(i)  above  per $1,000 original
                 certificate principal amount reimbursed
                 on the Transfer Date  immediately
                 preceding this Distribution Date..............$            0.00
                                                                ----------------

             (k) The aggregate amount of Collateral
                 Charge Offs reimbursed on the Transfer
                 Date immediately preceding this
                 Distribution Date.............................$            0.00
                                                                ----------------

             (l) The aggregate amount of Collateral
                 Charge Offs set forth in 5(k) above
                 per $1,000 original certificate
                 principal amount reimbursed on the
                 Transfer Date immediately preceding
                 Distribution Date.............................$            0.00
                                                                ----------------

         6.  Investor Servicing Fee
             ----------------------

             (a) The amount of the Class A Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly
                 Period........................................$      540,625.00
                                                                ----------------

             (b) The amount of the Class B Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly
                 Period........................................$       34,375.00
                                                                ----------------

             (c) The amount of the Collateral Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly Period.......$       50,000.00
                                                                ----------------

             (d) The amount of Servicer Interchange
                 payable by the Trust to the Servicer
                 for the related Monthly Period................$      625,000.00
                                                                ----------------

         7.  Reallocations
             -------------

             (a) The amount of Reallocated Collateral
                 Principal Collections with respect
                 to this Distribution Date.....................$            0.00
                                                                ----------------

             (b) The amount of Reallocated Class B
                 Principal Collections with respect
                 to this Distribution Date.....................$            0.00
                                                                ----------------

             (c) The Collateral Interest as of the
                 close of business on this Distribution
                 Date..........................................$   60,000,000.00
                                                                ----------------

             (d) The Class B Investor Interest as
                 of the close of business on this
                 Distribution Date.............................$   41,250,000.00
                                                                ----------------

         8.  Collection of Finance Charge Receivables
             ----------------------------------------

             (a) The aggregate amount of Collections
                 of Finance Charge Receivables
                 processed during the related Monthly
                 Period  which  were allocated in
                 respect of the Class A Certificates...........$    9,072,765.80
                                                                ----------------

             (b) The aggregate amount of Collections
                 of Finance Charge Receivables
                 processed during the related Monthly
                 Period which were allocated in respect
                 of the Class B Certificates...................$      576,881.07
                                                                ----------------

             (c) The aggregate  amount of Collections of
                 Finance Charge Receivables  processed
                 during the related Monthly Period which
                 were allocated in respect of the
                 Collateral Interest...........................$      839,099.73
                                                                ----------------

         9.  Principal Funding Account
             -------------------------

             (a) The principal amount on deposit in the
                 Principal Funding Account on the
                 related Transfer Date.........................$            0.00
                                                                ----------------

             (b) The Accumulation Shortfall with respect
                 to the related Monthly Period.................$            0.00
                                                                ----------------

             (c) The Principal Funding Investment
                 Proceeds deposited in the Finance
                 Charge Account on the related
                 Transfer Date.................................$            0.00
                                                                ----------------

             (d) The Principal Funding Investment
                 Shortfall.....................................$            0.00
                                                                ----------------

             (e) The amount of all or  the portion of
                 the Reserve Draw Amount deposited in
                 the Finance Charge Account on the
                 related Transfer Date from the Reserve
                 Account.......................................$            0.00
                                                                ----------------

        10.  Reserve Draw Amount...............................$            0.00
             -------------------                                ----------------

        11.  Available Funds
             ---------------

             (a) The amount of Class A Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$    9,072,765.80
                                                                ----------------

             (b) The amount of Class B Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$      576,881.07
                                                                ----------------

             (c) The amount of Collateral Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$      839,099.73
                                                                ----------------

        12.  Portfolio Yield
             ---------------

             (a) The Portfolio Yield (Net) for the
                 related Monthly Period........................         10.3694%
                                                                ----------------

             (b) The Portfolio Adjusted Yield for
                 the related Monthly Period....................          3.6017%
                                                                ----------------

     C.  Floating Rate Determinations
         ----------------------------

         1.  LIBOR for the Interest Period ending on
             this Distribution Date.............................        3.98000%
                                                                ----------------

         2.  Class A Certificate Rate...........................        4.09000%
                                                                ----------------

             Class B Certificate Rate...........................        4.25000%
                                                                ----------------


                                BANK OF AMERICA NATIONAL ASSOCIATION

                                Transferor and Servicer



                                By: \s\ VICTORIA J. JAHANBANI
                                    ------------------------------------
                                    Name:  Victoria J. Jahanbani
                                    Title: Vice President


                   SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                      MONTHLY PERIOD ENDING JUNE 30, 2001
                                            ----------------
                      BANK OF AMERICA NATIONAL ASSOCIATION
                    BA MASTER CREDIT CARD TRUST SERIES 1998-A


      1.  The aggregate amount of the Investor Percentage
          of Collections of Principal Receivables.............$  99,662,305.73
                                                                --------------

      2.  The aggregate amount of the Investor Percentage
          of Collections of Finance Charge Receivables
          (excluding Interchange)..............................$ 10,486,459.41
                                                                --------------

      3.  The aggregate amount of the Investor Percentage
          of Interchange.......................................$    627,287.19
                                                                --------------

      4.  The aggregate amount of Servicer Interchange.........$    625,000.00
                                                                --------------

      5.  The aggregate amount of funds on deposit in
          Finance Charge Account allocable to the Series
          1998-A Certificates................................. $ 10,488,746.60
                                                                --------------

      6.  The aggregate amount of funds on deposit in
          the Principal Account allocable to the Series
          1998-A  Certificates................................$  99,662,305.73
                                                                --------------

      7.  The aggregate amount of funds on deposit in
          the Principal Funding Account allocable to
          the Series 1998-A Certificates.......................$          0.00
                                                                --------------

      8.  The aggregate amount to be withdrawn from the
          Finance Charge Account and paid in accordance
          with the Loan Agreement pursuant to Section 4.11.....$          0.00
                                                                --------------

      9.  The excess, if any, of the Required Collateral
          Interest over the Collateral Interest................$          0.00
                                                                --------------

     10.  The Collateral Interest on the Transfer Date
          of the current calendar month, after giving
          effect to the deposits and withdrawals specified
          above, is equal to...................................$ 60,000,000.00
                                                                --------------

     11. The amount of Monthly Interest, Deficiency
         Amounts and Additional Interest payable to the
         (i)  Class A Certificateholders.......................$  2,284,861.46
                                                                --------------

         (ii) Class B Certificateholders.......................$    150,963.54
                                                                --------------

         (iii)Collateral Interest Holder.......................$    231,466.67
                                                                --------------

     12. The amount of principal payable to the
         (i)  Class A Certificateholders.......................$          0.00
                                                                --------------

         (ii) Class B Certificateholders.......................$          0.00
                                                                --------------

         (iii)Collateral Interest Holder.......................$          0.00
                                                                --------------

     13. The sum of all amounts payable to the
         (i)  Class A Certificateholders.......................$  2,284,861.46
                                                                --------------

         (ii) Class B Certificateholders ......................$    150,963.54
                                                                --------------

         (iii)Collateral Interest Holder.......................$    231,466.67
                                                                --------------

     14. To the knowledge of the undersigned, no Series
         1998-A Pay Out Event or Trust Pay Out Event has occurred except as described below:

                                    None



                   IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of July, 2001.
                                              --------------------------

                                 BANK OF AMERICA NATIONAL ASSOCIATION

                                 Transferor and Servicer


                                 By:  /s/ VICTORIA J. JAHANBANI
                                      --------------------------------------
                                      Name:  Victoria J. Jahanbani
                                      Title: Vice President


                         MONTHLY SERVICER'S CERTIFICATE
                         ------------------------------
                      (This represents Series 1998-A only)

                      Monthly Period Ending JUNE 30, 2001
                                            ----------------
                      Bank of America National Association
                      ------------------------------------

                           BA MASTER CREDIT CARD TRUST
                           ---------------------------


                  1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.04 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement.

                  2. Bank of America National Association is Servicer under the Pooling and Servicing Agreement.

                  3. The undersigned is a Servicing Officer.

                  4. The date of this Certificate is a Determination Date under the Pooling and Servicing Agreement.

                  5. The aggregate amount of Collections
processed during the preceding Monthly Period was equal to
(excluding Annual Membership Fees and Interchange)............$ 1,267,230,490.32
                                                                  --------------

                  6. The Aggregate Investor Percentage of
Receivables processed by the Servicer during the preceding
Monthly Period was equal to.....................................$ 108,589,279.39
                                                                  --------------

                  7. The Aggregate Investor Percentage of
Collections of Finance Charge Receivables processed by the
Servicer during the preceding Monthly Period was equal to
(excluding Annual Membership Fees and Interchange)...............$ 10,290,936.82
                                                                  --------------

                  8. The aggregate amount of Receivables
processed by the Servicer as of the end of the last day
of the preceding Monthly Period................................$1,252,153,771.68
                                                                  --------------

                  9. Of the  balance on deposit in the
Finance  Charge  Account, the amount  attributable  to
the Aggregate  Investor  Percentage of  Collections
processed by the Servicer during the preceding Monthly
Period ..........................................................$ 11,113,746.60
                                                                  --------------

                  10. Of the balance on deposit in the
Principal  Account,  the amount   attributable  to  the
Aggregate  Investor  Percentage  of  Collections
processed by the Servicer during the preceding Monthly
Period..........................................................$ 99,662,305.73
                                                                  --------------

                  11. The aggregate amount, if any, of
withdrawals, drawings or payments under any Credit
Enhancement, if any, required to be made with respect to
any Series outstanding for the preceding Monthly Period..........$          0.00
                                                                  --------------

                  12. The Aggregate Investor Percentage
of  Collections  of Principal  Receivables  processed
by the  Servicer  during the related  Monthly Period is
equal to........................................................$  99,662,305.73
                                                                  --------------

                  13. The amount equal to the Aggregate
Investor Percentage of Annual Membership Fees deposited
to the Finance Charge Account or any Series Account on
or before the Transfer Date during the current month is
equal to.........................................................$    195,522.59
                                                                  --------------

                  14. The aggregate amount of Interchange
to be deposited in the Finance Charge Account on the
Transfer Date of the current month is equal to...................$    627,287.19
                                                                  --------------

                  15. The aggregate amount of all sums
payable to the Investor Certificateholder of each Series
on the succeeding Distribution Date with respect to
Certificate Principal............................................$          0.00
                                                                  --------------

                  16. The aggregate amount of all sums
payable to the Investor Certificateholder of each
Series on the succeeding Distribution Date with respect
to Certificate Interest..........................................$  2,667,291.67
                                                                  --------------

                  17. The aggregate amount of Default
Amounts processed by the Servicer as of the end of the
last day of the preceding Monthly Period.........................$ 53,422,726.09
                                                                  --------------

                  18. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:

                                      None



                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 11th day of July, 2001.
                                --------------------------

                                     BANK OF AMERICA NATIONAL ASSOCIATION

                                     Transferor and Servicer

                                     By:  /s/ VICTORIA J. JAHANBANI
                                          -----------------------------
                                          Name:  Victoria J. Jahanbani
                                          Title: Vice President


              MONTHLY SERIES 1998-B CERTIFICATEHOLDERS' STATEMENT
              ---------------------------------------------------

                                 Series 1998-B

                      BANK OF AMERICA NATIONAL ASSOCIATION
--------------------------------------------------------------------------------

                          BA MASTER CREDIT CARD TRUST
--------------------------------------------------------------------------------

         The information which is required to be prepared with respect to the Distribution Date of JULY 16, 2001, and with respect to the performance of
                     -----------------
the Trust during the related Monthly Period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A.  Information Regarding the Current Monthly Distribution (Stated on the
         ---------------------------------------------------------------------
         Basis of $1,000 Original Certificate Principal Amount)
         ------------------------------------------------------

         1.  The amount of the current monthly distribution
             in respect of Class A Monthly Principal...........$         0.00000
                                                                ----------------

         2.  The amount of the current monthly distribution
             in respect of Class B Monthly Principal...........$         0.00000
                                                                ----------------

         3.  The amount of the current monthly distribution
             in respect of Collateral Monthly Principal........$         0.00000
                                                                ----------------

         4.  The amount of the current monthly distribution
             in respect of Class A Monthly Interest............$         3.53056
                                                                ----------------

         5.  The amount of the current monthly distribution
             in respect of Class A Deficiency Amounts..........$        0.00000
                                                               ----------------

         6.  The amount of the current monthly distribution
             in respect of Class A Additional Interest.........$         0.00000
                                                                ----------------

         7.  The amount of the current monthly distribution
             in respect of Class B Monthly Interest............$         3.66833
                                                                ----------------

         8.  The amount of the current monthly distribution
             in respect of Class B Deficiency Amounts..........$         0.00000
                                                                ----------------

         9.  The amount of the current monthly distribution
             in respect of Class B Additional Interest.........$         0.00000
                                                                ----------------

        10.  The amount of the current monthly distribution
             in respect of Collateral Monthly Interest.........$         3.92236
                                                                ----------------

        11.  The amount of the current monthly distribution
             in respect of any accrued and unpaid Collateral
             Monthly Interest..................................$         0.00000
                                                                ----------------

     B.  Information Regarding the Performance of the Trust

         1.  Collection of Principal Receivables

             (a) The aggregate amount of Collections of
                 Principal  Receivables  processed during
                 the related Monthly Period which were
                 allocated in respect of the Class A
                 Certificates..................................$   86,207,894.46
                                                                ----------------

             (b) The aggregate amount of Collections of
                 Principal  Receivables  processed during
                 the related  Monthly Period which were
                 allocated in respect of the Class B
                 Certificates..................................$    5,481,426.82
                                                                ----------------

             (c) The aggregate amount of Collections of
                 Principal Receivables processed during
                 the related Monthly Period which were
                 allocated in respect of the Collateral
                 Interest......................................$    7,972,984.45
                                                                ----------------

         2.  Principal Receivables in the Trust

             (a) The aggregate amount of Principal
                 Receivables in the Trust as of the end
                 of the day on the last day of the
                 related Monthly Period........................$8,575,047,630.20
                                                                ----------------

             (b) The amount of Principal Receivables in
                 the Trust represented by the Investor
                 Interest of Series 1997-A as of the end
                 of the day on the last day of the related
                 Monthly Period................................$  750,000,000.00
                                                                ----------------

             (c) The amount of Principal Receivables in
                 the Trust represented by the Series
                 1997-A Adjusted Investor Interest as of
                 the end of day on the last day of the
                 related Monthly Period.......... .............$  750,000,000.00
                                                                ----------------

             (d) The amount of Principal Receivables in
                 the Trust represented by the Class A
                 Investor Interest as of the end of the
                 day on the last day of the related
                 Monthly Period................................$  648,750,000.00
                                                                ----------------

             (e) The amount of Principal Receivables in
                 the Trust represented by the Class A
                 Adjusted Investor Interest as of the end
                 of day on the last day of the related
                 Monthly Period................................$  648,750,000.00
                                                                ----------------

             (f) The amount of Principal Receivables in
                 the Trust represented by the Class B
                 Investor Interest as of the end of the
                 day on the last day of the related
                 Monthly Period................................$   41,250,000.00
                                                                ----------------

             (g) The amount of Principal Receivables in
                 the Trust represented by the Collateral
                 Interest as of the end of the day on the
                 last day of the related Monthly Period........$   60,000,000.00
                                                                ----------------

             (h) The Floating Investor Percentage with
                 respect to the related Monthly Period.........         8.6722%
                                                                ----------------

             (i) The Class A Floating Allocation with
                 respect to the related Monthly Period.........           86.50%
                                                                ----------------

             (j) The Class B Floating Allocation with
                 respect to the related Monthly Period.........            5.50%
                                                                ----------------

             (k) The Collateral Floating Allocation with
                 respect to the related Monthly Period.........            8.00%
                                                                ----------------

             (l) The Fixed Investor Percentage with
                 respect to the related Monthly Period.........              N/A
                                                                ----------------

             (m) The Class A Fixed Allocation with respect
                 to the related Monthly Period.................              N/A
                                                                ----------------

             (n) The Class B Fixed Allocation with respect
                 to the related Monthly Period.................              N/A
                                                                ----------------

             (o) The Collateral Fixed Allocation with
                 respect to the related Monthly Period.........              N/A
                                                                ----------------

         3.  Delinquent Balances
             -------------------

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                             Aggregate             Percentage of
                                              Account                  Total
                                              Balance               Receivables
                                             ---------             -------------

             (a)  31 - 60 days            $132,617,147.86           1.5165%
             (b)  61 - 90 days            $ 94,043,929.71           1.0754%
             (c)  91 - or more days       $178,016,004.20           2.0356%
             Total....................... $404,677,081.77           4.6275%


         4.  Investor Default Amount
             -----------------------

             (a) The Aggregate Investor Default Amount
                 for the related Monthly Period................$    4,632,925.65
                                                                ----------------

             (b) The Class A Investor Default Amount
                 for the related Monthly Period................$    4,007,480.69
                                                                ----------------

             (c) The Class B Investor Default Amount
                 for the related Monthly Period................$      254,810.91
                                                                ----------------

             (d) The Collateral Default Amount for
                 the related Monthly Period....................$      370,634.05
                                                                ----------------

         5.  Investor Charge Offs
             --------------------

             (a) The aggregate amount of Class A
                 Investor Charge Offs for the related
                 Monthly Period................................$            0.00
                                                                ----------------

             (b) The aggregate amount of Class A
                 Investor Charge Offs set forth in
                 5(a) above per $1,000 of original
                 certificate principal amount..................$            0.00
                                                                ----------------

             (c) The aggregate amount of Class B
                 Investor Charge Offs for the related
                 Monthly Period................................$            0.00
                                                                ----------------

             (d) The aggregate amount of Class B
                 Investor Charge Offset forth in 5(c)
                 above per $1,000 of original
                 certificate principal amount..................$            0.00
                                                                ----------------

             (e) The aggregate amount of Collateral
                 Charge Offs for the related Monthly
                 Period........................................$            0.00
                                                                ----------------

             (f) The aggregate amount of Collateral
                 Charge Offs set forth in 5(e)  above
                 per  $1,000 of original certificate
                 principal amount..............................$            0.00
                                                                ----------------

             (g) The aggregate amount of Class A
                 Investor Charge Offs reimbursed on
                 the Transfer Date immediately preceding
                 this Distribution Date .......................$            0.00
                                                                ----------------

             (h) The aggregate amount of Class A
                 Investor Charge  Offs  set  forth
                 in 5(g)  above  per $1,000 original
                 certificate principal amount
                 reimbursed on the Transfer Date
                 immediately preceding this Distribution
                 Date..........................................$            0.00
                                                                ----------------

             (i) The aggregate amount of Class B
                 Investor Charge Offs  reimbursed
                 on the Transfer Date immediately
                 preceding this Distribution Date .............$            0.00
                                                                ----------------

             (j) The aggregate amount of Class B
                 Investor Charge Offs set forth
                 in 5(i)  above  per $1,000 original
                 certificate principal amount reimbursed
                 on the Transfer Date  immediately
                 preceding this Distribution Date..............$            0.00
                                                                ----------------

             (k) The aggregate amount of Collateral
                 Charge Offs reimbursed on the Transfer
                 Date immediately preceding this
                 Distribution Date.............................$            0.00
                                                                ----------------

             (l) The aggregate amount of Collateral
                 Charge Offs set forth in 5(k) above
                 per $1,000 original certificate
                 principal amount reimbursed on the
                 Transfer Date immediately preceding
                 Distribution Date.............................$            0.00
                                                                ----------------

         6.  Investor Servicing Fee
             ----------------------

             (a) The amount of the Class A Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly
                 Period........................................$      540,625.00
                                                                ----------------

             (b) The amount of the Class B Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly
                 Period........................................$       34,375.00
                                                                ----------------

             (c) The amount of the Collateral Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly Period.......$       50,000.00
                                                                ----------------

             (d) The amount of Servicer Interchange
                 payable by the Trust to the Servicer
                 for the related Monthly Period................$      625,000.00
                                                                ----------------

         7.  Reallocations
             -------------

             (a) The amount of Reallocated Collateral
                 Principal Collections with respect
                 to this Distribution Date                     $            0.00
                                                                ----------------

             (b) The amount of Reallocated Class B
                 Principal Collections with respect
                 to this Distribution Date.....................$            0.00
                                                                ----------------

             (c) The Collateral Interest as of the
                 close of business on this Distribution
                 Date..........................................$   60,000,000.00
                                                                ----------------

             (d) The Class B Investor Interest as
                 of the close of business on this
                 Distribution Date.............................$   41,250,000.00
                                                                ----------------

         8.  Collection of Finance Charge Receivables
             ----------------------------------------

             (a) The aggregate amount of Collections
                 of Finance Charge Receivables
                 processed during the related Monthly
                 Period  which  were allocated in
                 respect of the Class A Certificates...........$    9,072,765.80
                                                                ----------------

             (b) The aggregate amount of Collections
                 of Finance Charge Receivables
                 processed during the related Monthly
                 Period which were allocated in respect
                 of the Class B Certificates...................$      576,881.07
                                                                ----------------

             (c) The aggregate  amount of Collections of
                 Finance Charge Receivables  processed
                 during the related Monthly Period which
                 were allocated in respect of the
                 Collateral Interest...........................$      839,099.73
                                                                ----------------

         9.  Principal Funding Account
             -------------------------

             (a) The principal amount on deposit in the
                 Principal Funding Account on the
                 related Transfer Date.........................$            0.00
                                                                ----------------

             (b) The Accumulation Shortfall with respect
                 to the related Monthly Period.................$            0.00
                                                                ----------------

             (c) The Principal Funding Investment
                 Proceeds deposited in the Finance
                 Charge Account on the related
                 Transfer Date.................................$            0.00
                                                                ----------------

             (d) The Principal Funding Investment
                 Shortfall.....................................$            0.00
                                                                ----------------

             (e) The amount of all or  the portion of
                 the Reserve Draw Amount deposited in
                 the Finance Charge Account on the
                 related Transfer Date from the Reserve
                 Account.......................................$            0.00
                                                                ----------------

        10.  Reserve Draw Amount...............................$            0.00
             -------------------                                ----------------

        11.  Available Funds
             ---------------

             (a) The amount of Class A Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$    9,072,765.80
                                                                ----------------

             (b) The amount of Class B Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$      576,881.07
                                                                ----------------

             (c) The amount of Collateral Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$      839,099.73
                                                                ----------------

        12.  Portfolio Yield
             ---------------

             (a) The Portfolio Yield (Net) for the
                 related Monthly Period........................         10.3694%
                                                                ----------------

             (b) The Portfolio Adjusted Yield for
                 the related Monthly Period....................          3.5860%
                                                                ----------------

     C.  Floating Rate Determinations
         ----------------------------

         1.  LIBOR for the Interest Period ending on
             this Distribution Date.............................        3.98000%
                                                                ----------------

             Class A Certificate Rate..........................         4.10000%
                                                                ----------------
             Class B Certificate Rate..........................         4.26000%
                                                                ----------------


                                BANK OF AMERICA NATIONAL ASSOCIATION

                                Transferor and Servicer



                                By: \s\ VICTORIA J. JAHANBANI
                                    ------------------------------------
                                    Name:  Victoria J. Jahanbani
                                    Title: Vice President


                   SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                      MONTHLY PERIOD ENDING JUNE 30, 2001
                                            ----------------
                      BANK OF AMERICA NATIONAL ASSOCIATION
                    BA MASTER CREDIT CARD TRUST SERIES 1998-B


      1.  The aggregate amount of the Investor Percentage
          of Collections of Principal Receivables.............  $  99,662,305.73
                                                                 ---------------

      2.  The aggregate amount of the Investor Percentage
          of Collections of Finance Charge Receivables
          (excluding Interchange)................................$ 10,486,459.41
                                                                  --------------

      3.  The aggregate amount of the Investor Percentage
          of Interchange.........................................$    627,287.19
                                                                  --------------

      4.  The aggregate amount of Servicer Interchange...........$    625,000.00
                                                                  --------------

      5.  The aggregate amount of funds on deposit in
          Finance Charge Account allocable to the Series
          1998-A Certificates................................... $ 10,488,746.60
                                                                  --------------

      6.  The aggregate amount of funds on deposit in
          the Principal Account allocable to the Series
          1998-A  Certificates.................................$   99,662,305.73
                                                                  --------------

      7.  The aggregate amount of funds on deposit in
          the Principal Funding Account allocable to
          the Series 1998-A Certificates.........................$          0.00
                                                                  --------------

      8.  The aggregate amount to be withdrawn from the
          Finance Charge Account and paid in accordance
          with the Loan Agreement pursuant to Section 4.11.......$          0.00
                                                                  --------------

      9.  The excess, if any, of the Required Collateral
          Interest over the Collateral Interest..................$          0.00
                                                                  --------------

     10.  The Collateral Interest on the Transfer Date
          of the current calendar month, after giving
          effect to the deposits and withdrawals specified
          above, is equal to.....................................$ 60,000,000.00
                                                                  --------------

     11. The amount of Monthly Interest, Deficiency
         Amounts and Additional Interest payable to the
         (i)  Class A Certificateholders.........................$  2,290,447.92
                                                                  --------------

         (ii) Class B Certificateholders.........................$    151,318.75
                                                                  --------------

         (iii)Collateral Interest Holder.........................$    235,341.67
                                                                  --------------

     12. The amount of principal payable to the
         (i)  Class A Certificateholders.........................$          0.00
                                                                  --------------

         (ii) Class B Certificateholders.........................$          0.00
                                                                  --------------

         (iii)Collateral Interest Holder.........................$          0.00
                                                                  --------------

     13. The sum of all amounts payable to the
         (i)  Class A Certificateholders.........................$  2,290,447.92
                                                                  --------------

         (ii) Class B Certificateholders ........................$    151,318.75
                                                                  --------------

         (iii)Collateral Interest Holder.........................$    235,341.67
                                                                  --------------

     14. To the knowledge of the undersigned, no Series
         1998-B Pay Out Event or Trust Pay Out Event has occurred except as described below:

                                    None



                   IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of July, 2001.
                                              --------------------------

                                 BANK OF AMERICA NATIONAL ASSOCIATION

                                 Transferor and Servicer


                                 By:  /s/ VICTORIA J. JAHANBANI
                                      --------------------------------------
                                      Name:  Victoria J. Jahanbani
                                      Title: Vice President


                         MONTHLY SERVICER'S CERTIFICATE
                         ------------------------------
                      (This represents Series 1998-B only)

                      Monthly Period Ending JUNE 30, 2001
                                            ----------------
                      Bank of America National Association
                      ------------------------------------

                           BA MASTER CREDIT CARD TRUST
                           ---------------------------


                  1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.04 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement.

                  2. Bank of America National Association is Servicer under the Pooling and Servicing Agreement.

                  3. The undersigned is a Servicing Officer.

                  4. The date of this Certificate is a Determination Date under the Pooling and Servicing Agreement.

                  5. The aggregate amount of Collections
processed during the preceding Monthly Period was equal to
(excluding Annual Membership Fees and Interchange)............$ 1,267,230,490.32
                                                                ----------------
                  6. The Aggregate Investor Percentage of
Receivables processed by the Servicer during the preceding
Monthly Period was equal to....................................$  108,589,279.39
                                                                ----------------

                  7. The Aggregate Investor Percentage of
Collections of Finance Charge Receivables processed by the
Servicer during the preceding Monthly Period was equal to
(excluding Annual Membership Fees and Interchange).............$   10,290,936.82
                                                                ----------------

                  8. The aggregate amount of Receivables
processed by the Servicer as of the end of the last day
of the preceding Monthly Period...............................$ 1,252,153,771.68
                                                                ----------------

                  9. Of the  balance on deposit in the
Finance  Charge  Account, the amount  attributable  to
the Aggregate  Investor  Percentage of  Collections
processed by the Servicer during the preceding Monthly
Period ........................................................$   11,113,746.60
                                                                ----------------

                  10. Of the balance on deposit in the
Principal  Account,  the amount   attributable  to  the
Aggregate  Investor  Percentage  of  Collections
processed by the Servicer during the preceding Monthly
Period.........................................................$   99,662,305.73
                                                                ----------------

                  11. The aggregate amount, if any, of
withdrawals, drawings or payments under any Credit
Enhancement, if any, required to be made with respect to
any Series outstanding for the preceding Monthly Period........$            0.00
                                                                ----------------

                  12. The Aggregate Investor Percentage
of  Collections  of Principal  Receivables  processed
by the  Servicer  during the related  Monthly Period is
equal to......................................................$    99,662,305.73
                                                                ----------------

                  13. The amount equal to the Aggregate
Investor Percentage of Annual Membership Fees deposited
to the Finance Charge Account or any Series Account on
or before the Transfer Date during the current month is
equal to.......................................................$      195,522.59
                                                                ----------------

                  14. The aggregate amount of Interchange
to be deposited in the Finance Charge Account on the
Transfer Date of the current month is equal to.................$      627,287.19
                                                                ----------------

                  15. The aggregate amount of all sums
payable to the Investor Certificateholder of each Series
on the succeeding Distribution Date with respect to
Certificate Principal..........................................$            0.00
                                                                ----------------

                  16. The aggregate amount of all sums
payable to the Investor Certificateholder of each
Series on the succeeding Distribution Date with respect
to Certificate Interest........................................$    2,677,108.34
                                                                ----------------

                  17. The aggregate amount of Default
Amounts processed by the Servicer as of the end of the
last day of the preceding Monthly Period.......................$   53,422,726.09
                                                                ----------------

                  18. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:

                                      None



                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 11th day of July, 2001.
                                --------------------------

                                     BANK OF AMERICA NATIONAL ASSOCIATION

                                     Transferor and Servicer

                                     By:  /s/ VICTORIA J. JAHANBANI
                                          -----------------------------
                                          Name:  Victoria J. Jahanbani
                                          Title: Vice President

                                 Series 1999-A

                      BANK OF AMERICA NATIONAL ASSOCIATION
--------------------------------------------------------------------------------

                          BA MASTER CREDIT CARD TRUST
--------------------------------------------------------------------------------

The information which is required to be prepared with respect to the Distribution Date of July 16, 2001, and with respect to the performance of the Trust during the related Monthly Period.

Capitalized terms used in this Statement have their respective meanings
Set forth in the Pooling and Servicing Agreement.
A.  Information Regarding the Current Monthly Distribution (Stated on the
         ---------------------------------------------------------------------
         Basis of $1,000 Original Certificate Principal Amount)
         ------------------------------------------------------

         1.  The amount of the current monthly distribution
             in respect of Class A Monthly Principal...........$         0.00000
                                                                ----------------

         2.  The amount of the current monthly distribution
             in respect of Class B Monthly Principal...........$         0.00000
                                                                ----------------

         3.  The amount of the current monthly distribution
             in respect of Collateral Monthly Principal........$         0.00000
                                                                ----------------

         4.  The amount of the current monthly distribution
             in respect of Class A Monthly Interest............$         3.56500
                                                                ----------------

         5.  The amount of the current monthly distribution
             in respect of Class A Deficiency Amounts..........$        0.00000
                                                                ----------------

         6.  The amount of the current monthly distribution
             in respect of Class A Additional Interest.........$         0.00000
                                                                ----------------

         7.  The amount of the current monthly distribution
             in respect of Class B Monthly Interest............$         3.73722
                                                                ----------------

         8.  The amount of the current monthly distribution
             in respect of Class B Deficiency Amounts..........$         0.00000
                                                                ----------------

         9.  The amount of the current monthly distribution
             in respect of Class B Additional Interest.........$         0.00000
                                                                ----------------

        10.  The amount of the current monthly distribution
             in respect of Collateral Monthly Interest.........$         4.04722
                                                                ----------------

        11.  The amount of the current monthly distribution
             in respect of any accrued and unpaid Collateral
             Monthly Interest..................................$         0.00000
                                                                ----------------

B.  Information Regarding the Performance of the Trust

         1.  Collection of Principal Receivables

             (a) The aggregate amount of Collections of
                 Principal  Receivables  processed during
                 the related Monthly Period which were
                 allocated in respect of the Class A
                 Certificates..................................$   57,472,261.00
                                                                ----------------

             (b) The aggregate amount of Collections of
                 Principal  Receivables  processed during
                 the related  Monthly Period which were
                 allocated in respect of the Class B
                 Certificates..................................$    3,654,305.62
                                                                ----------------

             (c) The aggregate amount of Collections of
                 Principal Receivables processed during
                 the related Monthly Period which were
                 allocated in respect of the Collateral
                 Interest......................................$    5,315,353.61
                                                                ----------------

         2.  Principal Receivables in the Trust

             (a) The aggregate amount of Principal
                 Receivables in the Trust as of the end
                 of the day on the last day of the
                 related Monthly Period........................$8,575,047,630.20
                                                                ----------------

             (b) The amount of Principal Receivables in
                 the Trust represented by the Investor
                 Interest of Series 1999-A as of the end
                 of the day on the last day of the related
                 Monthly Period................................$  500,000,000.00
                                                                ----------------

             (c) The amount of Principal Receivables in
                 the Trust represented by the Series
                 1999-A Adjusted Investor Interest as of
                 the end of day on the last day of the
                 related Monthly Period.......... .............$  500,000,000.00
                                                                ----------------

             (d) The amount of Principal Receivables in
                 the Trust represented by the Class A
                 Investor Interest as of the end of the
                 day on the last day of the related
                 Monthly Period................................$  432,500,000.00
                                                                ----------------

             (e) The amount of Principal Receivables in
                 the Trust represented by the Class A
                 Adjusted Investor Interest as of the end
                 of day on the last day of the related
                 Monthly Period................................$  432,500,000.00
                                                                ----------------

             (f) The amount of Principal Receivables in
                 the Trust represented by the Class B
                 Investor Interest as of the end of the
                 day on the last day of the related
                 Monthly Period................................$   27,500,000.00
                                                                ----------------

             (g) The amount of Principal Receivables in
                 the Trust represented by the Class B
                 Adjusted Investor Interest as of the end
                 of the day on the last day of the related
                 Monthly Period................................$   27,500,000.00
                                                                ----------------

             (h) The amount of Principal Receivables in
                 the Trust represented by the Collateral
                 Interest as of the end of the day on the
                 last day of the related Monthly Period........$   40,000,000.00
                                                                ----------------

             (i) The amount of Principal Receivables in
                 the Trust represented by the Collateral
                 Interest Adjusted Amount as of the end
                 of the day on the last day of the
                 last day of the related Monthly Period........$   40,000,000.00
                                                                ----------------

             (j) The Floating Investor Percentage with
                 respect to the related Monthly Period.........         5.7815%
                                                                ----------------

             (k) The Class A Floating Allocation with
                 respect to the related Monthly Period.........           86.50%
                                                                ----------------

             (l) The Class B Floating Allocation with
                 respect to the related Monthly Period.........            5.50%
                                                                ----------------

             (m) The Collateral Floating Allocation with
                 respect to the related Monthly Period.........            8.00%
                                                                ----------------

             (n) The Fixed Investor Percentage with
                 respect to the related Monthly Period.........              N/A
                                                                ----------------

             (o) The Class A Fixed Allocation with respect
                 to the related Monthly Period.................              N/A
                                                                ----------------

             (P) The Class B Fixed Allocation with respect
                 to the related Monthly Period................              N/A
                                                                ----------------

             (q) The Collateral Fixed Allocation with
                 respect to the related Monthly Period.........              N/A
                                                                ----------------

         3.  Delinquent Balances
             -------------------

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                             Aggregate             Percentage of
                                              Account                  Total
                                              Balance               Receivables
                                             ---------             -------------

             (a)  31 - 60 days            $132,617,147.86           1.5165%
             (b)  61 - 90 days            $ 94,043,929.71           1.0754%
             (c)  91 - or more days       $178,016,004.20           2.0356%
             Total....................... $404,677,081.77           4.6275%


         4.  Investor Default Amount
             -----------------------

             (a) The Aggregate Investor Default Amount
                 for the related Monthly Period................$    3,088,634.91
                                                                ----------------

             (b) The Class A Investor Default Amount
                 for the related Monthly Period................$    2,671,669.20
                                                                ----------------

             (c) The Class B Investor Default Amount
                 for the related Monthly Period................$      169,874.92
                                                                ----------------

             (d) The Collateral Default Amount for
                 the related Monthly Period....................$      247,090.79
                                                                ----------------

         5.  Investor Charge Offs
             --------------------

             (a) The aggregate amount of Class A
                 Investor Charge Offs for the related
                 Monthly Period................................$            0.00
                                                                ----------------

             (b) The aggregate amount of Class A
                 Investor Charge Offs set forth in
                 5(a) above per $1,000 of original
                 certificate principal amount..................$            0.00
                                                                ----------------

             (c) The aggregate amount of Class B
                 Investor Charge Offs for the related
                 Monthly Period................................$            0.00
                                                                ----------------

             (d) The aggregate amount of Class B
                 Investor Charge Offset forth in 5(c)
                 above per $1,000 of original
                 certificate principal amount..................$            0.00
                                                                ----------------

             (e) The aggregate amount of Collateral
                 Charge Offs for the related Monthly
                 Period........................................$            0.00
                                                                ----------------

             (f) The aggregate amount of Collateral
                 Charge Offs set forth in 5(e)  above
                 per  $1,000 of original certificate
                 principal amount..............................$            0.00
                                                                ----------------

             (g) The aggregate amount of Class A
                 Investor Charge Offs reimbursed on
                 the Transfer Date immediately preceding
                 this Distribution Date .......................$            0.00
                                                                ----------------

             (h) The aggregate amount of Class A
                 Investor Charge  Offs  set  forth
                 in 5(g)  above  per $1,000 original
                 certificate principal amount
                 reimbursed on the Transfer Date
                 immediately preceding this Distribution
                 Date..........................................$            0.00
                                                                ----------------

             (i) The aggregate amount of Class B
                 Investor Charge Offs  reimbursed
                 on the Transfer Date immediately
                 preceding this Distribution Date .............$            0.00
                                                                ----------------

             (j) The aggregate amount of Class B
                 Investor Charge Offs set forth
                 in 5(i)  above  per $1,000 original
                 certificate principal amount reimbursed
                 on the Transfer Date  immediately
                 preceding this Distribution Date..............$            0.00
                                                                ----------------

             (k) The aggregate amount of Collateral
                 Charge Offs reimbursed on the Transfer
                 Date immediately preceding this
                 Distribution Date.............................$            0.00
                                                                ----------------

             (l) The aggregate amount of Collateral
                 Charge Offs set forth in 5(k) above
                 per $1,000 original certificate
                 principal amount reimbursed on the
                 Transfer Date immediately preceding
                 Distribution Date.............................$            0.00
                                                                ----------------

         6.  Investor Servicing Fee
             ----------------------

             (a) The amount of the Class A Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly
                 Period........................................$      270,312.50
                                                                ----------------

             (b) The amount of the Class B Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly
                 Period........................................$       17,187.50
                                                                ----------------

             (c) The amount of the Collateral Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly Period.......$       25,000.00
                                                                ----------------

             (d) The amount of Servicer Interchange
                 payable by the Trust to the Servicer
                 for the related Monthly Period................$      418,193.87
                                                                ----------------

         7.  Reallocations
             -------------

             (a) The amount of Reallocated Collateral
                 Principal Collections with respect
                 to this Distribution Date                     $            0.00
                                                                ----------------

             (b) The amount of Reallocated Class B
                 Principal Collections with respect
                 to this Distribution Date.....................$            0.00
                                                                ----------------

             (c) The Collateral Interest as of the
                 close of business on this Distribution
                 Date..........................................$   40,000,000.00
                                                                ----------------

             (d) The Collateral Interest Adjusted Amount
                 as of the close of business on this
                 Distribution Date.............................$   40,000,000.00
                                                                ----------------

             (e) The Class B Investor Interest as
                 of the close of business on this
                 Distribution Date.............................$   27,500,000.00
                                                                ----------------

             (f) The Class B Adjusted Investor Interest
                 as of the close of business on this
                 Distribution Date.............................$   27,500,000.00
                                                                ----------------

             (g) The Class A Investor Interest as
                 of the close of business on this
                 Distribution Date............................$   432,500,000.00
                                                                ----------------

             (h) The Class B Adjusted Investor Interest
                 as of the close of business on this
                 Distribution Date............................$   432,500,000.00
                                                                ----------------





         8.  Collection of Finance Charge Receivables
             ----------------------------------------

             (a) The aggregate amount of Collections
                 of Finance Charge Receivables
                 processed during the related Monthly
                 Period  which  were allocated in
                 respect of the Class A Certificates...........$   6,047,226.45
                                                               ----------------

             (b) The aggregate amount of Collections
                 of Finance Charge Receivables
                 processed during the related Monthly
                 Period which were allocated in respect
                 of the Class B Certificates...................$     384,505.72
                                                                ----------------

             (c) The aggregate  amount of Collections of
                 Finance Charge Receivables  processed
                 during the related Monthly Period which
                 were allocated in respect of the
                 Collateral Interest............................$    559,281.08
                                                               ----------------

         9.  Principal Funding Account
             -------------------------

             (a) The principal amount on deposit in the
                 Principal Funding Account on the
                 related Transfer Date.........................$            0.00
                                                                ----------------

             (b) The Accumulation Shortfall with respect
                 to the related Monthly Period.................$            0.00
                                                                ----------------

             (c) The Principal Funding Investment
                 Proceeds deposited in the Finance
                 Charge Account on the related
                 Transfer Date.................................$            0.00
                                                                ----------------

             (d) The Principal Funding Investment
                 Shortfall.....................................$            0.00
                                                                ----------------

             (e) The amount of all or  the portion of
                 the Reserve Draw Amount deposited in
                 the Finance Charge Account on the
                 related Transfer Date from the Reserve
                 Account.......................................$            0.00
                                                                ----------------

        10.  Reserve Draw Amount...............................$            0.00
             -------------------                                ----------------

        11.  Available Funds
             ---------------

             (a) The amount of Class A Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$   6,047,226.45
                                                                ----------------

             (b) The amount of Class B Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$      384,505.72
                                                                ----------------

             (c) The amount of Collateral Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$      559,281.08
                                                                ----------------

        12.  Portfolio Yield
             ---------------

             (a) The Portfolio Yield (Net) for the
                 related Monthly Period........................         10.3694%
                                                                ----------------

             (b) The Portfolio Adjusted Yield for
                 the related Monthly Period....................          3.7789%
                                                                ----------------

     C.  Floating Rate Determinations
         ----------------------------

         1.  LIBOR for the Interest Period ending on
             this Distribution Date.............................        3.98000%
                                                                ----------------

             Class A Certificate Rate..........................         4.14000%
                                                                ----------------
             Class B Certificate Rate..........................         4.34000%
                                                                ----------------


                                BANK OF AMERICA NATIONAL ASSOCIATION

                                Transferor and Servicer



                                By: \s\ VICTORIA J. JAHANBANI
                                    ------------------------------------
                                    Name:  Victoria J. Jahanbani
                                    Title: Vice President


                   SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                      MONTHLY PERIOD ENDING JUNE 30, 2001
                                            ----------------
                      BANK OF AMERICA NATIONAL ASSOCIATION
                    BA MASTER CREDIT CARD TRUST SERIES 1999-A


      1.  The aggregate amount of the Investor Percentage
          of Collections of Principal Receivables..............  $66,441,920.23
                                                                 ---------------

      2.  The aggregate amount of the Investor Percentage
          of Collections of Finance Charge Receivables
          (excluding Interchange)................................$ 6,991,013.25
                                                                  --------------

      3.  The aggregate amount of the Investor Percentage
          of Interchange.........................................$   418,193.87
                                                                  --------------

      4.  The aggregate amount of Servicer Interchange...........$   418,193.87
                                                                  --------------

      5.  The aggregate amount of funds on deposit in
          Finance Charge Account allocable to the Series
          1999-A Certificates................................... $  6,991,013.25
                                                                  --------------

      6.  The aggregate amount of funds on deposit in
          the Principal Account allocable to the Series
          1999-A  Certificates...................................$ 66,441,920.23
                                                                  --------------

      7.  The aggregate amount of funds on deposit in
          the Principal Funding Account allocable to
          the Series 1999-A Certificates.........................$          0.00
                                                                  --------------

      8.  The aggregate amount to be withdrawn from the
          Finance Charge Account and paid in accordance
          with the Loan Agreement pursuant to Section 4.11.......$          0.00
                                                                  --------------

      9.  The Collateral Interest on the Transfer Date
          of the current calendar month, after giving
          effect to the deposits and withdrawals specified
          above, is equal to.....................................$ 40,000,000.00
                                                                  --------------

     10. The amount of Monthly Interest, Deficiency
         Amounts and Additional Interest payable to the
         (i)  Class A Certificateholders.........................$  1,541,862.50
                                                                  --------------

         (ii) Class B Certificateholders.........................$    102,773.61
                                                                  --------------

         (iii)Collateral Interest Holder.........................$    161,888.89
                                                                  --------------

     11. The amount of principal payable to the
         (i)  Class A Certificateholders.........................$          0.00
                                                                  --------------

         (ii) Class B Certificateholders.........................$          0.00
                                                                  --------------

         (iii)Collateral Interest Holder.........................$          0.00
                                                                  --------------

     12. The sum of all amounts payable to the
         (i)  Class A Certificateholders.........................$  1,541,862.50
                                                                  --------------

         (ii) Class B Certificateholders ........................$    102,773.61
                                                                  --------------

         (iii)Collateral Interest Holder.........................$    161,888.89
                                                                  --------------

     13. To the knowledge of the undersigned, no Series
         1999-A Pay Out Event or Trust Pay Out Event has occurred except as described below:

                                    None



                   IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of July, 2001.
                                              --------------------------

                                 BANK OF AMERICA NATIONAL ASSOCIATION

                                 Transferor and Servicer


                                 By:  /s/ VICTORIA J. JAHANBANI
                                      --------------------------------------
                                      Name:  Victoria J. Jahanbani
                                      Title: Vice President


                         MONTHLY SERVICER'S CERTIFICATE
                         ------------------------------
                      (This represents Series 1999-A only)

                      Monthly Period Ending JUNE 30, 2001
                                            ----------------
                      Bank of America National Association
                      ------------------------------------

                           BA MASTER CREDIT CARD TRUST
                           ---------------------------


                  1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.04 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement.

                  2. Bank of America National Association is Servicer under the Pooling and Servicing Agreement.

                  3. The undersigned is a Servicing Officer.

                  4. The date of this Certificate is a Determination Date under the Pooling and Servicing Agreement.

                  5. The aggregate amount of Collections
processed during the preceding Monthly Period was equal to
(excluding Annual Membership Fees and Interchange)............$ 1,267,230,490.32
                                                                ----------------
                  6. The Aggregate Investor Percentage of
Receivables processed by the Servicer during the preceding
Monthly Period was equal to....................................$  72,393,270.31
                                                                ----------------

                  7. The Aggregate Investor Percentage of
Collections of Finance Charge Receivables processed by the
Servicer during the preceding Monthly Period was equal to
(excluding Annual Membership Fees and Interchange).............$   6,860,664.10
                                                                ----------------

                  8. The aggregate amount of Receivables
processed by the Servicer as of the end of the last day
of the preceding Monthly Period...............................$ 1,252,153,771.68
                                                                ----------------

                  9. Of the  balance on deposit in the
Finance  Charge  Account, the amount  attributable  to
the Aggregate  Investor  Percentage of  Collections
processed by the Servicer during the preceding Monthly
Period ........................................................$   7,408,707.12
                                                                ----------------

                  10. Of the balance on deposit in the
Principal  Account,  the amount   attributable  to  the
Aggregate  Investor  Percentage  of  Collections
processed by the Servicer during the preceding Monthly
Period.........................................................$  66,441,920.23
                                                                ----------------

                  11. The aggregate amount, if any, of
withdrawals, drawings or payments under any Credit
Enhancement, if any, required to be made with respect to
any Series outstanding for the preceding Monthly Period........$            0.00
                                                                ----------------

                  12. The Aggregate Investor Percentage
of  Collections  of Principal  Receivables  processed
by the  Servicer  during the related  Monthly Period is
equal to.......................................................$  66,441,920.23
                                                                ----------------

                  13. The amount equal to the Aggregate
Investor Percentage of Annual Membership Fees deposited
to the Finance Charge Account or any Series Account on
or before the Transfer Date during the current month is
equal to.......................................................$      130,349.15
                                                                ----------------

                  14. The aggregate amount of Interchange
to be deposited in the Finance Charge Account on the
Transfer Date of the current month is equal to.................$      418,193.87
                                                                ----------------

                  15. The aggregate amount of all sums
payable to the Investor Certificateholder of each Series
on the succeeding Distribution Date with respect to
Certificate Principal..........................................$            0.00
                                                                ----------------

                  16. The aggregate amount of all sums
payable to the Investor Certificateholder of each
Series on the succeeding Distribution Date with respect
to Certificate Interest........................................$    1,806,525.00
                                                                ----------------

                  17. The aggregate amount of Default
Amounts processed by the Servicer as of the end of the
last day of the preceding Monthly Period.......................$   53,422,726.09
                                                                ----------------

                  18. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:

                                      None



                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 11th day of July, 2001.
                                --------------------------

                                     BANK OF AMERICA NATIONAL ASSOCIATION

                                     Transferor and Servicer

                                     By:  /s/ VICTORIA J. JAHANBANI
                                          -----------------------------
                                          Name:  Victoria J. Jahanbani
                                          Title: Vice President

                                 Series 1999-B

                      BANK OF AMERICA NATIONAL ASSOCIATION
--------------------------------------------------------------------------------

                          BA MASTER CREDIT CARD TRUST
--------------------------------------------------------------------------------

The information which is required to be prepared with respect to the Distribution Date of July 16 2001, and with respect to the performance of the Trust during the related Monthly Period.

Capitalized terms used in this Statement have their respective meanings
Set forth in the Pooling and Servicing Agreement.
A.  Information Regarding the Current Monthly Distribution (Stated on the
         ---------------------------------------------------------------------
         Basis of $1,000 Original Certificate Principal Amount)
         ------------------------------------------------------

         1.  The amount of the current monthly distribution
             in respect of Class A Monthly Principal...........$         0.00000
                                                                ----------------

         2.  The amount of the current monthly distribution
             in respect of Class B Monthly Principal...........$         0.00000
                                                                ----------------

         3.  The amount of the current monthly distribution
             in respect of Collateral Monthly Principal........$         0.00000
                                                                ----------------

         4.  The amount of the current monthly distribution
             in respect of Class A Monthly Interest............$        3.55639
                                                                ----------------

         5.  The amount of the current monthly distribution
             in respect of Class A Deficiency Amounts..........$        0.00000
                                                                ----------------

         6.  The amount of the current monthly distribution
             in respect of Class A Additional Interest.........$         0.00000
                                                                ----------------

         7.  The amount of the current monthly distribution
             in respect of Class B Monthly Interest............$         3.77167
                                                                ----------------

         8.  The amount of the current monthly distribution
             in respect of Class B Deficiency Amounts..........$         0.00000
                                                                ----------------

         9.  The amount of the current monthly distribution
             in respect of Class B Additional Interest.........$         0.00000
                                                                ----------------

        10.  The amount of the current monthly distribution
             in respect of Collateral Monthly Interest.........$         4.17639
                                                                ----------------

        11.  The amount of the current monthly distribution
             in respect of any accrued and unpaid Collateral
             Monthly Interest..................................$         0.00000
                                                                ----------------

B.  Information Regarding the Performance of the Trust

         1.  Collection of Principal Receivables

             (a) The aggregate amount of Collections of
                 Principal  Receivables  processed during
                 the related Monthly Period which were
                 allocated in respect of the Class A
                 Certificates.................................$   114,944,521.99
                                                                ----------------

             (b) The aggregate amount of Collections of
                 Principal  Receivables  processed during
                 the related  Monthly Period which were
                 allocated in respect of the Class B
                 Certificates..................................$    7,308,611.22
                                                                ----------------

             (c) The aggregate amount of Collections of
                 Principal Receivables processed during
                 the related Monthly Period which were
                 allocated in respect of the Collateral
                 Interest.....................................$    10,630,707.24
                                                                ----------------

         2.  Principal Receivables in the Trust

             (a) The aggregate amount of Principal
                 Receivables in the Trust as of the end
                 of the day on the last day of the
                 related Monthly Period.......................$ 8,575,047,630.20
                                                                ----------------

             (b) The amount of Principal Receivables in
                 the Trust represented by the Investor
                 Interest of Series 1999-A as of the end
                 of the day on the last day of the related
                 Monthly Period...............................$ 1,000,000,000.00
                                                                ----------------

             (c) The amount of Principal Receivables in
                 the Trust represented by the Series
                 1999-A Adjusted Investor Interest as of
                 the end of day on the last day of the
                 related Monthly Period.......................$ 1,000,000,000.00
                                                                ----------------

             (d) The amount of Principal Receivables in
                 the Trust represented by the Class A
                 Investor Interest as of the end of the
                 day on the last day of the related
                 Monthly Period................................$  865,000,000.00
                                                                ----------------

             (e) The amount of Principal Receivables in
                 the Trust represented by the Class A
                 Adjusted Investor Interest as of the end
                 of day on the last day of the related
                 Monthly Period................................$  865,000,000.00
                                                                ----------------

             (f) The amount of Principal Receivables in
                 the Trust represented by the Class B
                 Investor Interest as of the end of the
                 day on the last day of the related
                 Monthly Period................................$   55,000,000.00
                                                                ----------------

             (g) The amount of Principal Receivables in
                 the Trust represented by the Class B
                 Adjusted Investor Interest as of the end
                 of the day on the last day of the related
                 Monthly Period................................$   55,000,000.00
                                                                ----------------

             (h) The amount of Principal Receivables in
                 the Trust represented by the Collateral
                 Interest as of the end of the day on the
                 last day of the related Monthly Period........$   80,000,000.00
                                                                ----------------

             (i) The amount of Principal Receivables in
                 the Trust represented by the Collateral
                 Interest Adjusted Amount as of the end
                 of the day on the last day of the
                 last day of the related Monthly Period........$   80,000,000.00
                                                                ----------------

             (j) The Floating Investor Percentage with
                 respect to the related Monthly Period.........         11.5630%
                                                                ----------------

             (k) The Class A Floating Allocation with
                 respect to the related Monthly Period.........           86.50%
                                                                ----------------

             (l) The Class B Floating Allocation with
                 respect to the related Monthly Period.........            5.50%
                                                                ----------------

             (m) The Collateral Floating Allocation with
                 respect to the related Monthly Period.........            8.00%
                                                                ----------------

             (n) The Fixed Investor Percentage with
                 respect to the related Monthly Period.........              N/A
                                                                ----------------

             (o) The Class A Fixed Allocation with respect
                 to the related Monthly Period.................              N/A
                                                                ----------------

             (P) The Class B Fixed Allocation with respect
                 to the related Monthly Period................               N/A
                                                                ----------------

             (q) The Collateral Fixed Allocation with
                 respect to the related Monthly Period.........              N/A
                                                                ----------------


         3.  Delinquent Balances
             -------------------

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                             Aggregate             Percentage of
                                              Account                  Total
                                              Balance               Receivables
                                             ---------             -------------

             (a)  31 - 60 days            $132,617,147.86           1.5165%
             (b)  61 - 90 days            $ 94,043,929.71           1.0754%
             (c)  91 - or more days       $178,016,004.20           2.0356%
             Total....................... $404,677,081.77           4.6275%


         4.  Investor Default Amount
             -----------------------

             (a) The Aggregate Investor Default Amount
                 for the related Monthly Period................$    6,177,269.82
                                                                ----------------

             (b) The Class A Investor Default Amount
                 for the related Monthly Period................$    5,343,338.39
                                                                ----------------

             (c) The Class B Investor Default Amount
                 for the related Monthly Period................$      339,749.84
                                                                ----------------

             (d) The Collateral Default Amount for
                 the related Monthly Period....................$      494,181.59
                                                                ----------------

         5.  Investor Charge Offs
             --------------------

             (a) The aggregate amount of Class A
                 Investor Charge Offs for the related
                 Monthly Period................................$            0.00
                                                                ----------------

             (b) The aggregate amount of Class A
                 Investor Charge Offs set forth in
                 5(a) above per $1,000 of original
                 certificate principal amount..................$            0.00
                                                                ----------------

             (c) The aggregate amount of Class B
                 Investor Charge Offs for the related
                 Monthly Period................................$            0.00
                                                                ----------------

             (d) The aggregate amount of Class B
                 Investor Charge Offset forth in 5(c)
                 above per $1,000 of original
                 certificate principal amount..................$            0.00
                                                                ----------------

             (e) The aggregate amount of Collateral
                 Charge Offs for the related Monthly

             (d) The aggregate amount of Class B
                 Investor Charge Offset forth in 5(c)
                 above per $1,000 of original
                 certificate principal amount..................$            0.00
                                                                ----------------

             (e) The aggregate amount of Collateral
                 Charge Offs for the related Monthly
                 Period........................................$            0.00
                                                                ----------------

             (f) The aggregate amount of Collateral
                 Charge Offs set forth in 5(e)  above
                 per  $1,000 of original certificate
                 principal amount..............................$            0.00
                                                                ----------------

             (g) The aggregate amount of Class A
                 Investor Charge Offs reimbursed on
                 the Transfer Date immediately preceding
                 this Distribution Date .......................$            0.00
                                                                ----------------

             (h) The aggregate amount of Class A
                 Investor Charge  Offs  set  forth
                 in 5(g)  above  per $1,000 original
                 certificate principal amount
                 reimbursed on the Transfer Date
                 immediately preceding this Distribution
                 Date..........................................$            0.00
                                                                ----------------

             (i) The aggregate amount of Class B
                 Investor Charge Offs  reimbursed
                 on the Transfer Date immediately
                 preceding this Distribution Date .............$            0.00
                                                                ----------------

             (j) The aggregate amount of Class B
                 Investor Charge Offs set forth
                 in 5(i)  above  per $1,000 original
                 certificate principal amount reimbursed
                 on the Transfer Date  immediately
                 preceding this Distribution Date..............$            0.00
                                                                ----------------

             (k) The aggregate amount of Collateral
                 Charge Offs reimbursed on the Transfer
                 Date immediately preceding this
                 Distribution Date.............................$            0.00
                                                                ----------------

             (l) The aggregate amount of Collateral
                 Charge Offs set forth in 5(k) above
                 per $1,000 original certificate
                 principal amount reimbursed on the
                 Transfer Date immediately preceding
                 Distribution Date.............................$            0.00
                                                                ----------------

         6.  Investor Servicing Fee
             ----------------------

             (a) The amount of the Class A Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly
                 Period........................................$      540,625.00
                                                                ----------------

             (b) The amount of the Class B Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly
                 Period........................................$       34,375.00
                                                                ----------------

             (c) The amount of the Collateral Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly Period.......$       50,000.00
                                                                ----------------

             (d) The amount of Servicer Interchange
                 payable by the Trust to the Servicer
                 for the related Monthly Period................$      836,387.74
                                                                ----------------

         7.  Reallocations
             -------------

             (a) The amount of Reallocated Collateral
                 Principal Collections with respect
                 to this Distribution Date                     $            0.00
                                                                ----------------

             (b) The amount of Reallocated Class B
                 Principal Collections with respect
                 to this Distribution Date.....................$            0.00
                                                                ----------------

             (c) The Collateral Interest as of the
                 close of business on this Distribution
                 Date..........................................$   80,000,000.00
                                                                ----------------


             (d) The Collateral Interest Adjusted Amount
                 as of the close of business on this
                 Distribution Date.............................$   80,000,000.00
                                                                ----------------

             (e) The Class B Investor Interest as
                 of the close of business on this
                 Distribution Date.............................$   55,000,000.00
                                                                ----------------

             (f) The Class B Adjusted Investor Interest
                 as of the close of business on this
                 Distribution Date.............................$   55,000,000.00
                                                                ----------------

             (g) The Class A Investor Interest as
                 of the close of business on this
                 Distribution Date............................$   865,000,000.00
                                                                ----------------

             (h) The Class B Adjusted Investor Interest
                 as of the close of business on this
                 Distribution Date............................$   865,000,000.00
                                                                ----------------





         8.  Collection of Finance Charge Receivables
             ----------------------------------------

             (a) The aggregate amount of Collections
                 of Finance Charge Receivables
                 processed during the related Monthly
                 Period  which  were allocated in
                 respect of the Class A Certificates...........$   12,094,452.91
                                                                ----------------

             (b) The aggregate amount of Collections
                 of Finance Charge Receivables
                 processed during the related Monthly
                 Period which were allocated in respect
                 of the Class B Certificates...................$      769,011.47
                                                                ----------------

             (c) The aggregate  amount of Collections of
                 Finance Charge Receivables  processed
                 during the related Monthly Period which
                 were allocated in respect of the
                 Collateral Interest...........................$    1,118,562.11
                                                                ----------------

         9.  Principal Funding Account
             -------------------------

             (a) The principal amount on deposit in the
                 Principal Funding Account on the
                 related Transfer Date.........................$            0.00
                                                                ----------------

             (b) The Accumulation Shortfall with respect
                 to the related Monthly Period.................$            0.00
                                                                ----------------

             (c) The Principal Funding Investment
                 Proceeds deposited in the Finance
                 Charge Account on the related
                 Transfer Date.................................$            0.00
                                                                ----------------

             (d) The Principal Funding Investment
                 Shortfall.....................................$            0.00
                                                                ----------------

             (e) The amount of all or  the portion of
                 the Reserve Draw Amount deposited in
                 the Finance Charge Account on the
                 related Transfer Date from the Reserve
                 Account.......................................$            0.00
                                                                ----------------

        10.  Reserve Draw Amount...............................$            0.00
             -------------------                                ----------------

        11.  Available Funds
             ---------------

             (a) The amount of Class A Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$   12,094,452.91
                                                                ----------------

             (b) The amount of Class B Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$      769,011.47
                                                                ----------------

             (c) The amount of Collateral Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$    1,118,562.11
                                                                ----------------

        12.  Portfolio Yield
             ---------------

             (a) The Portfolio Yield (Net) for the
                 related Monthly Period........................         10.3694%
                                                                ----------------

             (b) The Portfolio Adjusted Yield for
                 the related Monthly Period....................          3.7737%
                                                                ----------------

     C.  Floating Rate Determinations
         ----------------------------

         1.  LIBOR for the Interest Period ending on
             this Distribution Date.............................        3.98000%
                                                                ----------------

             Class A Certificate Rate..........................         4.13000%
                                                                ----------------
             Class B Certificate Rate..........................         4.38000%
                                                                ----------------


                                BANK OF AMERICA NATIONAL ASSOCIATION

                                Transferor and Servicer



                                By: \s\ VICTORIA J. JAHANBANI
                                    ------------------------------------
                                    Name:  Victoria J. Jahanbani
                                    Title: Vice President


                   SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                      MONTHLY PERIOD ENDING JUNE 30, 2001
                                            ----------------
                      BANK OF AMERICA NATIONAL ASSOCIATION
                    BA MASTER CREDIT CARD TRUST SERIES 1999-B


      1.  The aggregate amount of the Investor Percentage
          of Collections of Principal Receivables..............  $132,883,840.45
                                                                 ---------------

      2.  The aggregate amount of the Investor Percentage
          of Collections of Finance Charge Receivables
          (excluding Interchange)................................$ 13,982,026.49
                                                                  --------------

      3.  The aggregate amount of the Investor Percentage
          of Interchange.........................................$    836,387.74
                                                                  --------------

      4.  The aggregate amount of Servicer Interchange...........$    836,387.74
                                                                  --------------

      5.  The aggregate amount of funds on deposit in
          Finance Charge Account allocable to the Series
          1999-A Certificates................................... $ 13,982,026.49
                                                                  --------------

      6.  The aggregate amount of funds on deposit in
          the Principal Account allocable to the Series
          1999-A  Certificates..................................$ 132,883,840.45
                                                                  --------------

      7.  The aggregate amount of funds on deposit in
          the Principal Funding Account allocable to
          the Series 1999-A Certificates.........................$          0.00
                                                                  --------------

      8.  The aggregate amount to be withdrawn from the
          Finance Charge Account and paid in accordance
          with the Loan Agreement pursuant to Section 4.11.......$          0.00
                                                                  --------------

      9.  The Collateral Interest on the Transfer Date
          of the current calendar month, after giving
          effect to the deposits and withdrawals specified
          above, is equal to.....................................$ 80,000,000.00
                                                                  --------------

     10. The amount of Monthly Interest, Deficiency
         Amounts and Additional Interest payable to the
         (i)  Class A Certificateholders.........................$  3,076,276.39
                                                                  --------------

         (ii) Class B Certificateholders.........................$    207,441.67
                                                                  --------------

         (iii)Collateral Interest Holder.........................$    334,111.11
                                                                  --------------

     11. The amount of principal payable to the
         (i)  Class A Certificateholders.........................$          0.00
                                                                  --------------

         (ii) Class B Certificateholders.........................$          0.00
                                                                  --------------

         (iii)Collateral Interest Holder.........................$          0.00
                                                                  --------------

     12. The sum of all amounts payable to the
         (i)  Class A Certificateholders.........................$  3,076,276.39
                                                                  --------------

         (ii) Class B Certificateholders ........................$    207,441.67
                                                                  --------------

         (iii)Collateral Interest Holder.........................$    334,111.11
                                                                  --------------

     13. To the knowledge of the undersigned, no Series
         1999-B Pay Out Event or Trust Pay Out Event has occurred except as described below:

                                    None



                   IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of July, 2001.
                                              --------------------------

                                 BANK OF AMERICA NATIONAL ASSOCIATION

                                 Transferor and Servicer


                                 By:  /s/ VICTORIA J. JAHANBANI
                                      --------------------------------------
                                      Name:  Victoria J. Jahanbani
                                      Title: Vice President


                         MONTHLY SERVICER'S CERTIFICATE
                         ------------------------------
                      (This represents Series 1999-B only)

                      Monthly Period Ending JUNE 30, 2001
                                            ----------------
                      Bank of America National Association
                      ------------------------------------

                           BA MASTER CREDIT CARD TRUST
                           ---------------------------


                  1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.04 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement.

                  2. Bank of America National Association is Servicer under the Pooling and Servicing Agreement.

                  3. The undersigned is a Servicing Officer.

                  4. The date of this Certificate is a Determination Date under the Pooling and Servicing Agreement.

                  5. The aggregate amount of Collections
processed during the preceding Monthly Period was equal to
(excluding Annual Membership Fees and Interchange)............$ 1,267,230,490.32
                                                                ----------------
                  6. The Aggregate Investor Percentage of
Receivables processed by the Servicer during the preceding
Monthly Period was equal to....................................$  144,786,540.62
                                                                ----------------

                  7. The Aggregate Investor Percentage of
Collections of Finance Charge Receivables processed by the
Servicer during the preceding Monthly Period was equal to
(excluding Annual Membership Fees and Interchange).............$   13,721,328.20
                                                                ----------------

                  8. The aggregate amount of Receivables
processed by the Servicer as of the end of the last day
of the preceding Monthly Period...............................$ 1,252,153,771.68
                                                                ----------------

                  9. Of the  balance on deposit in the
Finance  Charge  Account, the amount  attributable  to
the Aggregate  Investor  Percentage of  Collections
processed by the Servicer during the preceding Monthly
Period ........................................................$   14,817,914.23
                                                                ----------------

                  10. Of the balance on deposit in the
Principal  Account,  the amount   attributable  to  the
Aggregate  Investor  Percentage  of  Collections
processed by the Servicer during the preceding Monthly
Period.........................................................$  132,883,840.45
                                                                ----------------

                  11. The aggregate amount, if any, of
withdrawals, drawings or payments under any Credit
Enhancement, if any, required to be made with respect to
any Series outstanding for the preceding Monthly Period........$            0.00
                                                                ----------------

                  12. The Aggregate Investor Percentage
of  Collections  of Principal  Receivables  processed
by the  Servicer  during the related  Monthly Period is
equal to.......................................................$  132,883,840.45
                                                                ----------------

                  13. The amount equal to the Aggregate
Investor Percentage of Annual Membership Fees deposited
to the Finance Charge Account or any Series Account on
or before the Transfer Date during the current month is
equal to.......................................................$      260,698.29
                                                                ----------------

                  14. The aggregate amount of Interchange
to be deposited in the Finance Charge Account on the
Transfer Date of the current month is equal to.................$      836,387.74
                                                                ----------------

                  15. The aggregate amount of all sums
payable to the Investor Certificateholder of each Series
on the succeeding Distribution Date with respect to
Certificate Principal..........................................$            0.00
                                                                ----------------

                  16. The aggregate amount of all sums
payable to the Investor Certificateholder of each
Series on the succeeding Distribution Date with respect
to Certificate Interest........................................$    3,617,829.17
                                                                ----------------

                  17. The aggregate amount of Default
Amounts processed by the Servicer as of the end of the
last day of the preceding Monthly Period.......................$   53,422,726.09
                                                                ----------------

                  18. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:

                                      None



                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 11th day of July, 2001.
                                --------------------------

                                     BANK OF AMERICA NATIONAL ASSOCIATION

                                     Transferor and Servicer

                                     By:  /s/ VICTORIA J. JAHANBANI
                                          -----------------------------
                                          Name:  Victoria J. Jahanbani
                                          Title: Vice President

                                 Series 1999-C

                      BANK OF AMERICA NATIONAL ASSOCIATION
--------------------------------------------------------------------------------

                          BA MASTER CREDIT CARD TRUST
--------------------------------------------------------------------------------

The information which is required to be prepared with respect to the Distribution Date of July 16, 2001, and with respect to the performance of the Trust during the related Monthly Period.

Capitalized terms used in this Statement have their respective meanings
Set forth in the Pooling and Servicing Agreement.
A.  Information Regarding the Current Monthly Distribution (Stated on the
         ---------------------------------------------------------------------
         Basis of $1,000 Original Certificate Principal Amount)
         ------------------------------------------------------

         1.  The amount of the current monthly distribution
             in respect of Class A Monthly Principal...........$         0.00000
                                                                ----------------

         2.  The amount of the current monthly distribution
             in respect of Class B Monthly Principal...........$         0.00000
                                                                ----------------

         3.  The amount of the current monthly distribution
             in respect of Collateral Monthly Principal........$         0.00000
                                                                ----------------

         4.  The amount of the current monthly distribution
             in respect of Class A Monthly Interest............$         3.64250
                                                                ----------------

         5.  The amount of the current monthly distribution
             in respect of Class A Deficiency Amounts..........$         0.00000
                                                                ----------------

         6.  The amount of the current monthly distribution
             in respect of Class A Additional Interest.........$         0.00000
                                                                ----------------

         7.  The amount of the current monthly distribution
             in respect of Class B Monthly Interest............$         3.85778
                                                                ----------------

         8.  The amount of the current monthly distribution
             in respect of Class B Deficiency Amounts..........$         0.00000
                                                                ----------------

         9.  The amount of the current monthly distribution
             in respect of Class B Additional Interest.........$         0.00000
                                                                ----------------

        10.  The amount of the current monthly distribution
             in respect of Collateral Monthly Interest.........$         4.31417
                                                                ----------------

        11.  The amount of the current monthly distribution
             in respect of any accrued and unpaid Collateral
             Monthly Interest..................................$         0.00000
                                                                ----------------

B.  Information Regarding the Performance of the Trust

         1.  Collection of Principal Receivables

             (a) The aggregate amount of Collections of
                 Principal  Receivables  processed during
                 the related Monthly Period which were
                 allocated in respect of the Class A
                 Certificates..................................$   57,472,261.00
                                                                ----------------

             (b) The aggregate amount of Collections of
                 Principal  Receivables  processed during
                 the related  Monthly Period which were
                 allocated in respect of the Class B
                 Certificates..................................$    3,654,305.62
                                                                ----------------

             (c) The aggregate amount of Collections of
                 Principal Receivables processed during
                 the related Monthly Period which were
                 allocated in respect of the Collateral
                 Interest......................................$    5,315,353.61
                                                                ----------------

         2.  Principal Receivables in the Trust

             (a) The aggregate amount of Principal
                 Receivables in the Trust as of the end
                 of the day on the last day of the
                 related Monthly Period.......................$ 8,575,047,630.20
                                                                ----------------

             (b) The amount of Principal Receivables in
                 the Trust represented by the Investor
                 Interest of Series 1999-A as of the end
                 of the day on the last day of the related
                 Monthly Period.................................$ 500,000,000.00
                                                                ----------------

             (c) The amount of Principal Receivables in
                 the Trust represented by the Series
                 1999-A Adjusted Investor Interest as of
                 the end of day on the last day of the
                 related Monthly Period.........................$ 500,000,000.00
                                                                ----------------

             (d) The amount of Principal Receivables in
                 the Trust represented by the Class A
                 Investor Interest as of the end of the
                 day on the last day of the related
                 Monthly Period................................$  432,500,000.00
                                                                ----------------

             (e) The amount of Principal Receivables in
                 the Trust represented by the Class A
                 Adjusted Investor Interest as of the end
                 of day on the last day of the related
                 Monthly Period................................$  432,500,000.00
                                                                ----------------

             (f) The amount of Principal Receivables in
                 the Trust represented by the Class B
                 Investor Interest as of the end of the
                 day on the last day of the related
                 Monthly Period................................$   27,500,000.00
                                                                ----------------

             (g) The amount of Principal Receivables in
                 the Trust represented by the Class B
                 Adjusted Investor Interest as of the end
                 of the day on the last day of the related
                 Monthly Period................................$   27,500,000.00
                                                                ----------------

             (h) The amount of Principal Receivables in
                 the Trust represented by the Collateral
                 Interest as of the end of the day on the
                 last day of the related Monthly Period........$   40,000,000.00
                                                                ----------------

             (i) The amount of Principal Receivables in
                 the Trust represented by the Collateral
                 Interest Adjusted Amount as of the end
                 of the day on the last day of the
                 last day of the related Monthly Period........$   40,000,000.00
                                                                ----------------

             (j) The Floating Investor Percentage with
                 respect to the related Monthly Period.........          5.7815%
                                                                ----------------

             (k) The Class A Floating Allocation with
                 respect to the related Monthly Period.........           86.50%
                                                                ----------------

             (l) The Class B Floating Allocation with
                 respect to the related Monthly Period.........            5.50%
                                                                ----------------

             (m) The Collateral Floating Allocation with
                 respect to the related Monthly Period.........            8.00%
                                                                ----------------

             (n) The Fixed Investor Percentage with
                 respect to the related Monthly Period.........              N/A
                                                                ----------------

             (o) The Class A Fixed Allocation with respect
                 to the related Monthly Period.................              N/A
                                                                ----------------

             (P) The Class B Fixed Allocation with respect
                 to the related Monthly Period................               N/A
                                                                ----------------

             (q) The Collateral Fixed Allocation with
                 respect to the related Monthly Period.........              N/A
                                                                ----------------


         3.  Delinquent Balances
             -------------------

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                             Aggregate             Percentage of
                                              Account                  Total
                                              Balance               Receivables
                                             ---------             -------------

             (a)  31 - 60 days            $132,617,147.86           1.5165%
             (b)  61 - 90 days            $ 94,043,929.71           1.0754%
             (c)  91 - or more days       $178,016,004.20           2.0356%
             Total....................... $404,677,081.77           4.6275%


         4.  Investor Default Amount
             -----------------------

             (a) The Aggregate Investor Default Amount
                 for the related Monthly Period................$    3,088,634.91
                                                                ----------------

             (b) The Class A Investor Default Amount
                 for the related Monthly Period................$    2,671,669.20
                                                                ----------------

             (c) The Class B Investor Default Amount
                 for the related Monthly Period................$      169,874.92
                                                                ----------------

             (d) The Collateral Default Amount for
                 the related Monthly Period....................$      247,090.79
                                                                ----------------

         5.  Investor Charge Offs
             --------------------

             (a) The aggregate amount of Class A
                 Investor Charge Offs for the related
                 Monthly Period................................$            0.00
                                                                ----------------

             (b) The aggregate amount of Class A
                 Investor Charge Offs set forth in
                 5(a) above per $1,000 of original
                 certificate principal amount..................$            0.00
                                                                ----------------

             (c) The aggregate amount of Class B
                 Investor Charge Offs for the related
                 Monthly Period................................$            0.00
                                                                ----------------

             (d) The aggregate amount of Class B
                 Investor Charge Offset forth in 5(c)
                 above per $1,000 of original
                 certificate principal amount..................$            0.00
                                                                ----------------

             (e) The aggregate amount of Collateral
                 Charge Offs for the related Monthly

             (d) The aggregate amount of Class B
                 Investor Charge Offset forth in 5(c)
                 above per $1,000 of original
                 certificate principal amount..................$            0.00
                                                                ----------------

             (e) The aggregate amount of Collateral
                 Charge Offs for the related Monthly
                 Period........................................$            0.00
                                                                ----------------

             (f) The aggregate amount of Collateral
                 Charge Offs set forth in 5(e)  above
                 per  $1,000 of original certificate
                 principal amount..............................$            0.00
                                                                ----------------

             (g) The aggregate amount of Class A
                 Investor Charge Offs reimbursed on
                 the Transfer Date immediately preceding
                 this Distribution Date .......................$            0.00
                                                                ----------------

             (h) The aggregate amount of Class A
                 Investor Charge  Offs  set  forth
                 in 5(g)  above  per $1,000 original
                 certificate principal amount
                 reimbursed on the Transfer Date
                 immediately preceding this Distribution
                 Date..........................................$            0.00
                                                                ----------------

             (i) The aggregate amount of Class B
                 Investor Charge Offs  reimbursed
                 on the Transfer Date immediately
                 preceding this Distribution Date .............$            0.00
                                                                ----------------

             (j) The aggregate amount of Class B
                 Investor Charge Offs set forth
                 in 5(i)  above  per $1,000 original
                 certificate principal amount reimbursed
                 on the Transfer Date  immediately
                 preceding this Distribution Date..............$            0.00
                                                                ----------------

             (k) The aggregate amount of Collateral
                 Charge Offs reimbursed on the Transfer
                 Date immediately preceding this
                 Distribution Date.............................$            0.00
                                                                ----------------

             (l) The aggregate amount of Collateral
                 Charge Offs set forth in 5(k) above
                 per $1,000 original certificate
                 principal amount reimbursed on the
                 Transfer Date immediately preceding
                 Distribution Date.............................$            0.00
                                                                ----------------

         6.  Investor Servicing Fee
             ----------------------

             (a) The amount of the Class A Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly
                 Period........................................$      270,312.50
                                                                ----------------

             (b) The amount of the Class B Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly
                 Period........................................$       17,187.50
                                                                ----------------

             (c) The amount of the Collateral Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly Period.......$       25,000.00
                                                                ----------------

             (d) The amount of Servicer Interchange
                 payable by the Trust to the Servicer
                 for the related Monthly Period................$      418,193.87
                                                                ----------------

         7.  Reallocations
             -------------

             (a) The amount of Reallocated Collateral
                 Principal Collections with respect
                 to this Distribution Date                     $            0.00
                                                                ----------------

             (b) The amount of Reallocated Class B
                 Principal Collections with respect
                 to this Distribution Date.....................$           0.00
                                                                ----------------

             (c) The Collateral Interest as of the
                 close of business on this Distribution
                 Date..........................................$   40,000,000.00
                                                                ----------------


             (d) The Collateral Interest Adjusted Amount
                 as of the close of business on this
                 Distribution Date.............................$   40,000,000.00
                                                                ----------------

             (e) The Class B Investor Interest as
                 of the close of business on this
                 Distribution Date.............................$   27,500,000.00
                                                                ----------------

             (f) The Class B Adjusted Investor Interest
                 as of the close of business on this
                 Distribution Date.............................$   27,500,000.00
                                                                ----------------

             (g) The Class A Investor Interest as
                 of the close of business on this
                 Distribution Date.............................$  432,500,000.00
                                                                ----------------

             (h) The Class B Adjusted Investor Interest
                 as of the close of business on this
                 Distribution Date.............................$  432,500,000.00
                                                                ----------------





         8.  Collection of Finance Charge Receivables
             ----------------------------------------

             (a) The aggregate amount of Collections
                 of Finance Charge Receivables
                 processed during the related Monthly
                 Period  which  were allocated in
                 respect of the Class A Certificates...........$    6,047,226.45
                                                                ----------------

             (b) The aggregate amount of Collections
                 of Finance Charge Receivables
                 processed during the related Monthly
                 Period which were allocated in respect
                 of the Class B Certificates...................$      384,505.72
                                                                ----------------

             (c) The aggregate  amount of Collections of
                 Finance Charge Receivables  processed
                 during the related Monthly Period which
                 were allocated in respect of the
                 Collateral Interest...........................$      559,281.08
                                                                ----------------

         9.  Principal Funding Account
             -------------------------

             (a) The principal amount on deposit in the
                 Principal Funding Account on the
                 related Transfer Date.........................$            0.00
                                                                ----------------

             (b) The Accumulation Shortfall with respect
                 to the related Monthly Period.................$            0.00
                                                                ----------------

             (c) The Principal Funding Investment
                 Proceeds deposited in the Finance
                 Charge Account on the related
                 Transfer Date.................................$            0.00
                                                                ----------------

             (d) The Principal Funding Investment
                 Shortfall.....................................$            0.00
                                                                ----------------

             (e) The amount of all or  the portion of
                 the Reserve Draw Amount deposited in
                 the Finance Charge Account on the
                 related Transfer Date from the Reserve
                 Account.......................................$            0.00
                                                                ----------------

        10.  Reserve Draw Amount...............................$            0.00
             -------------------                                ----------------

        11.  Available Funds
             ---------------

             (a) The amount of Class A Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$    6,047,226.45
                                                                ----------------

             (b) The amount of Class B Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$      384,505.72
                                                                ----------------

             (c) The amount of Collateral Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$      559,281.08
                                                                ----------------

        12.  Portfolio Yield
             ---------------

             (a) The Portfolio Yield (Net) for the
                 related Monthly Period........................         10.3694%
                                                                ----------------

             (b) The Portfolio Adjusted Yield for
                 the related Monthly Period....................          3.6648%
                                                                ----------------

     C.  Floating Rate Determinations
         ----------------------------

         1.  LIBOR for the Interest Period ending on
             this Distribution Date.............................        3.98000%
                                                                ----------------

             Class A Certificate Rate..........................         4.23000%
                                                                ----------------
             Class B Certificate Rate..........................         4.48000%
                                                                ----------------


                                BANK OF AMERICA NATIONAL ASSOCIATION

                                Transferor and Servicer



                                By: \s\ VICTORIA J. JAHANBANI
                                    ------------------------------------
                                    Name:  Victoria J. Jahanbani
                                    Title: Vice President


                   SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                      MONTHLY PERIOD ENDING JUNE 30, 2001
                                            ----------------
                      BANK OF AMERICA NATIONAL ASSOCIATION
                    BA MASTER CREDIT CARD TRUST SERIES 1999-C


      1.  The aggregate amount of the Investor Percentage
          of Collections of Principal Receivables..............  $ 66,441,920.23
                                                                 ---------------

      2.  The aggregate amount of the Investor Percentage
          of Collections of Finance Charge Receivables
          (excluding Interchange)................................$  6,991,013.25
                                                                  --------------

      3.  The aggregate amount of the Investor Percentage
          of Interchange.........................................$    418,193.87
                                                                  --------------

      4.  The aggregate amount of Servicer Interchange...........$    418,193.87
                                                                  --------------

      5.  The aggregate amount of funds on deposit in
          Finance Charge Account allocable to the Series
          1999-A Certificates................................... $  6,991,013.25
                                                                  --------------

      6.  The aggregate amount of funds on deposit in
          the Principal Account allocable to the Series
          1999-A  Certificates...................................$ 66,441,920.23
                                                                  --------------

      7.  The aggregate amount of funds on deposit in
          the Principal Funding Account allocable to
          the Series 1999-A Certificates.........................$          0.00
                                                                  --------------

      8.  The aggregate amount to be withdrawn from the
          Finance Charge Account and paid in accordance
          with the Loan Agreement pursuant to Section 4.11.......$          0.00
                                                                  --------------

      9.  The Collateral Interest on the Transfer Date
          of the current calendar month, after giving
          effect to the deposits and withdrawals specified
          above, is equal to.....................................$ 40,000,000.00
                                                                  --------------

     10. The amount of Monthly Interest, Deficiency
         Amounts and Additional Interest payable to the
         (i)  Class A Certificateholders.........................$  1,575,381.25
                                                                  --------------

         (ii) Class B Certificateholders.........................$    106,088.89
                                                                  --------------

         (iii)Collateral Interest Holder.........................$    172,566.67
                                                                  --------------

     11. The amount of principal payable to the
         (i)  Class A Certificateholders.........................$          0.00
                                                                  --------------

         (ii) Class B Certificateholders.........................$          0.00
                                                                  --------------

         (iii)Collateral Interest Holder.........................$          0.00
                                                                  --------------

     12. The sum of all amounts payable to the
         (i)  Class A Certificateholders.........................$  1,575,381.25
                                                                  --------------

         (ii) Class B Certificateholders ........................$    106,088.89
                                                                  --------------

         (iii)Collateral Interest Holder.........................$    172,566.67
                                                                  --------------

     13. To the knowledge of the undersigned, no Series
         1999-C Pay Out Event or Trust Pay Out Event has occurred except as described below:

                                    None



                   IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of July, 2001.
                                              --------------------------

                                 BANK OF AMERICA NATIONAL ASSOCIATION

                                 Transferor and Servicer


                                 By:  /s/ VICTORIA J. JAHANBANI
                                      --------------------------------------
                                      Name:  Victoria J. Jahanbani
                                      Title: Vice President


                         MONTHLY SERVICER'S CERTIFICATE
                         ------------------------------
                      (This represents Series 1999-C only)

                      Monthly Period Ending JUNE 30, 2001
                                            ----------------
                      Bank of America National Association
                      ------------------------------------

                           BA MASTER CREDIT CARD TRUST
                           ---------------------------


                  1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.04 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement.

                  2. Bank of America National Association is Servicer under the Pooling and Servicing Agreement.

                  3. The undersigned is a Servicing Officer.

                  4. The date of this Certificate is a Determination Date under the Pooling and Servicing Agreement.

                  5. The aggregate amount of Collections
processed during the preceding Monthly Period was equal to
(excluding Annual Membership Fees and Interchange)............$ 1,267,230,490.32
                                                                ----------------
                  6. The Aggregate Investor Percentage of
Receivables processed by the Servicer during the preceding
Monthly Period was equal to....................................$  72,393,270.31
                                                                ----------------

                  7. The Aggregate Investor Percentage of
Collections of Finance Charge Receivables processed by the
Servicer during the preceding Monthly Period was equal to
(excluding Annual Membership Fees and Interchange).............$   6,860,664.10
                                                               ----------------

                  8. The aggregate amount of Receivables
processed by the Servicer as of the end of the last day
of the preceding Monthly Period...............................$ 1,252,153,771.68
                                                                ----------------

                  9. Of the  balance on deposit in the
Finance  Charge  Account, the amount  attributable  to
the Aggregate  Investor  Percentage of  Collections
processed by the Servicer during the preceding Monthly
Period ........................................................$   7,408,707.12
                                                                ----------------

                  10. Of the balance on deposit in the
Principal  Account,  the amount   attributable  to  the
Aggregate  Investor  Percentage  of  Collections
processed by the Servicer during the preceding Monthly
Period.........................................................$  66,441,920.23
                                                                ----------------

                  11. The aggregate amount, if any, of
withdrawals, drawings or payments under any Credit
Enhancement, if any, required to be made with respect to
any Series outstanding for the preceding Monthly Period........$           0.00
                                                                ----------------

                  12. The Aggregate Investor Percentage
of  Collections  of Principal  Receivables  processed
by the  Servicer  during the related  Monthly Period is
equal to.......................................................$  66,441,920.23
                                                                ----------------

                  13. The amount equal to the Aggregate
Investor Percentage of Annual Membership Fees deposited
to the Finance Charge Account or any Series Account on
or before the Transfer Date during the current month is
equal to.......................................................$      130,349.15
                                                                ----------------

                  14. The aggregate amount of Interchange
to be deposited in the Finance Charge Account on the
Transfer Date of the current month is equal to.................$      418,193.87
                                                                ----------------

                  15. The aggregate amount of all sums
payable to the Investor Certificateholder of each Series
on the succeeding Distribution Date with respect to
Certificate Principal..........................................$            0.00
                                                                ----------------

                  16. The aggregate amount of all sums
payable to the Investor Certificateholder of each
Series on the succeeding Distribution Date with respect
to Certificate Interest........................................$    1,854,036.81
                                                                ----------------

                  17. The aggregate amount of Default
Amounts processed by the Servicer as of the end of the
last day of the preceding Monthly Period.......................$   53,422,726.09
                                                                ----------------

                  18. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:

                                      None



                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 11th day of July, 2001.
                                --------------------------

                                     BANK OF AMERICA NATIONAL ASSOCIATION

                                     Transferor and Servicer

                                     By:  /s/ VICTORIA J. JAHANBANI
                                          -----------------------------
                                          Name:  Victoria J. Jahanbani
                                          Title: Vice President


[BANK OF AMERICA NATIONAL ASSOCIATION LETTERHEAD]



                               July 16, 2001


VIA EDGAR
---------



Securities and Exchange Commission
OFICS Filer Support
Mail Stop 0-7
SEC Operations Center
6432 General Green Way
Alexandriz, VA  22312-2413

     Re:  BA MASTER CREDIT CARD TRUST REGISTRATION
          STATEMENT NO. 333-4152 FORM 8-K
          ----------------------------------------


To the Commission:

On behalf of Bank of America National Association
(the "Registrant"), we transmit for filing, through the Commission's electronic filing system (EDGAR),the
Registrant's Form 8-K being filed pursuant to the Securities
Exchange Act of 1934, as amended, and the rules thereunder.

If you should have any questions or comments with respect to the enclosed, please contact me at (704) 388-7901.

Sincerely yours,

/s/ VICTORIA J. JAHANBANI
-----------------
    Victoria J. Jahanbani
Vice President
Enclosures